Exhibit 99.9



                                                                EXECUTION COPY

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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                       GREENPOINT MORTGAGE FUNDING, INC.
                                  as Servicer

                                  Dated as of

                               January 27, 2006





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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 27th day of January, 2006, among GreenPoint Mortgage Funding, Inc., (the "Servicer"), GS Mortgage Securities Corp., as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

         WHEREAS, the Assignor and the Servicer have entered into (i) the Servicing Agreement, dated as of November 1, 2005 (the "Servicing Agreement"), and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the "Sale Agreement"), pursuant to which the Servicer sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

         WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and Sale Agreement and are listed on the mortgage loan schedule attached as
Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

         WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (the "Trustee"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Assocation, as master servicer (in such capacity, the "Master Servicer"), securities administrator and a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption.

         (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and the Sale Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

         (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

         (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

         2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

         (a) a new defined term "Annual Independent Public Accountant's Servicing Report" will be added to Article I after the term "Ancillary Income" as follows:

         "Annual Independent Public Accountant's Servicing Report: The statement provided by a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement."

         (b) a new defined term "Annual Statement of Compliance" will be added to Article I after the term "Annual Independent Public Accountant's Servicing Report" as follows:

         "Annual Statement of Compliance: A report prepared by a responsible officer of the Servicer detailing any exceptions to the Servicer's fulfillment of its obligations under this Agreement."

         (c) The definition of "Repurchase Price" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

         Repurchase Price: With respect to any Mortgage Loan, a price equal to
(i) the Stated Principal Balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the last day of the month in which the repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase plus (iii) with respect to any Mortgage Loan included in a Securitization Transaction, damages incurred by the Purchaser or its assignee including the trust in any securitization in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

         (d) The definition of "Remittance Date" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:



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         "With respect to each Mortgage Loan: the eighteenth (18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth
(18th) day is not a Business Day, the immediately preceding Business Day."

         (e) The second paragraph of Section 3.13(c) shall be deleted in its entirety and replaced with:

         "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and
(ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property, (ii) the Servicer shall obtain an extension from the Internal Revenue Service and (iii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage."

         (f) Section 4.1(b) shall be amended by deleting it in its entirety and replacing it with the following:

         With respect to any remittance to the Owner made by the Servicer after the date such remittance was due, the Servicer shall pay to the Owner interest on such late remittance at an annual rate equal to Prime plus two percent (2.0%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the day immediately following the Remittance Date and ending with the Business Day on which such late remittance is made, both inclusive. Such interest shall be remitted along with such late remittance. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         (g) Section 5.4(a) shall be amended by replacing the words "March 15" with the words "February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).";

         (h) Section 5.4(b) shall be amended by replacing the words "March 15" with the words "February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).";



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         (i) Section 5.5 shall be amended by replacing the words "March 15"
with the words "February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day)"

         (j) Section 6.1 shall be amended by deleting the first paragraph of
Section 6.1 and replacing it with the following:

         "Subject to Section 6.3, the Servicer agrees to indemnify and hold harmless the Owner or Master Servicer, as applicable, against any and all Losses that the Owner or Master Servicer may sustain in any way related to the failure of such Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder (a) to the extent such Losses directly result from the Custodian's negligent action, negligent failure to act, bad faith, willful misconduct or breach under the Custodial Agreement, dated as of April 1, 2004, among the Owner and the Custodian, (b) with respect to any action or inaction in accordance with the direction or consent of the Owner or (c) resulting from the Owner's failure to respond to a request by the Servicer for direction or consent in accordance with Section 3.1(c) hereof. The Servicer shall immediately notify the Owner and the Master Servicer, if a claim is made by a third party with respect to this Agreement or the Mortgage Loans. The Servicer shall assume (with the written notification to the Owner or Master Servicer, as applicable) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Owner or the Master Servicer, subject to limitation pursuant to this
Section 6.1, in respect of such claim. The Servicer shall follow any written instructions received from the Owner or the Master Servicer, as applicable, in connection with any such claim and the Owner or the Master Servicer, as applicable, shall promptly reimburse the Servicer for all amounts reasonably advanced by it pursuant to the preceding sentence, except when the claim (a) is related to the Servicer's obligations to indemnify the Owner or Master Servicer pursuant hereto, (b) results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement or
(c) results from the Servicer's willful misconduct, bad faith or negligence in performing its duties under this Agreement."

         (k) Section 7.1 shall be amended as follows:

         (i) Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:

         "failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than those listed in subsection (i) and subsection (x) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; or"; and

         (ii) A new subsection (x) shall be added immediately following subsection (ix) which shall be as follows:



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         "failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in Section 5.4 of this Agreement which continues unremedied for a period of 15 days after the date on which written notice of such failure, requiring the same to be remedied shall have been given to the Servicer."

         (iii) The words "thirty (30) Business Days" in the third sentence of
Section 7.1 shall be deleted and replaced with the words "thirty calendar days"

         (l) Section 8.2(a) shall be amended by deleting the words "30 days'" from the first sentence of the first paragraph thereof.

         (m) Section 9.1(b) shall be deleted in its entirety and replaced with the following:

         "The Servicer shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement net of any unreimbursed Advances and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement within two Business Days of receiving notice of the appointment of such successor servicer. The Servicer shall deliver all Collateral Files and Servicing Files and related documents and statements held by it hereunder within thirty calendar days of receiving notice of the appointment of a successor servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer."

         3. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and the Sale Agreement is in full force and effect as of the date hereof, (iv) except as provided in
Section 2 above, each of the Servicing Agreement and the Sale Agreement has not been amended or modified in any respect and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or the Sale Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement) and the representations and warranties regarding the Mortgage Loans contained in Section 3.02 of the Sale Agreement were true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

         4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be



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binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

         5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

         (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

         (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

         (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.

         (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

         (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the



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Assignor; neither the execution and delivery by the Assignor of this
Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

         (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

         7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

         (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

         (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

         (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(c), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.



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         (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

         (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

         (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in such Sale Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 3.02 of the Sale Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

         It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 8 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 7(g), by the Servicer in the Sale Agreement (or any officer's certificate delivered pursuant thereto).

         It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

         8. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee




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promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below). Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within 60 days of discovery of such Qualification Defect.

         The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than 90 days from the date on which it is notified of the breach.

         In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust. If the Servicer does not within 90 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

         In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Servicing Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 90 days from the date on which it is notified of the breach.

         In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as such Servicing Agreement relates to such Mortgage Loan.

         Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.



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         For purposes of this Section, "Deleted Mortgage Loan" and "Substitute
Mortgage Loan" shall be defined as set forth below.

         "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 8, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

         "Substitute Mortgage Loan" A Mortgage Loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan;
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.02 of the Servicing Agreement.

         "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

         9. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

         10. Governing Law.

         THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

         11. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

         (a) in the case of the Servicer,

             GreenPoint Mortgage Funding, Inc.
             100 Wood Hollow Drive
             Novato, California  94945
             Attn:  Susan Davia

or such other address as may hereafter be furnished by the Servicer;

         (b) in the case of the Assignee,

             GS Mortgage Securities Corp.
             85 Broad Street
             New York, New York 10004
             Attention:  Chris Gething
             Tel.: (212) 902-1434
             Fax:  (212) 256-5107

             With a copy to:

             GS Mortgage Securities Corp.
             85 Broad Street
             New York, New York  10004
             Attention:  William Moliski
             Tel.:   (212) 357-8721
             Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

         (c) in the case of the Assignor,

             Goldman Sachs Mortgage Company
             85 Broad Street
             New York, New York 10004
             Attention:  William Moliski
             Tel.:  (212) 357-8721
             Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

         12. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         13. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

         14. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.









                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                  GOLDMAN SACHS MORTGAGE
                                    COMPANY

                                  By:     Goldman Sachs Real Estate Funding
                                          Corp., its General Partner



                                  By: /s/ Mark Weiss
                                      ------------------------------------
                                      Name:  Mark Weiss
                                      Title:  Managing Director


                                  GS MORTGAGE SECURITIES CORP.



                                  By: /s/ Michelle Gill
                                      ------------------------------------
                                      Name:  Michelle Gill
                                      Title:  Vice President



                                  GREENPOINT MORTGAGE FUNDING, INC.



                                  By: /s/ Susan Davia
                                      ------------------------------------
                                      Name:  Susan Davia
                                      Title:  Vice President


                             GreenPoint Step 1 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule



   [On File with the Securities Administrator as provided by the Depositor]


                                     1-1

                                   EXHIBIT 2

                              Servicing Agreement


                                [See Attached]




                                     2-1

                                                                EXECUTION COPY



==============================================================================



                              SERVICING AGREEMENT


                                    between


                       GREENPOINT MORTGAGE FUNDING, INC.
                                  (Servicer)


                                      and


                        GOLDMAN SACHS MORTGAGE COMPANY
                                    (Owner)


                         Dated as of November 1, 2005


         Fixed & Adjustable-Rate First Lien Residential Mortgage Loans



==============================================================================

                                                TABLE OF CONTENTS


                                                                                                             Page
                                                                   -


                                                    ARTICLE I

                                                   DEFINITIONS



                                                    ARTICLE II

                                         REPRESENTATIONS AND WARRANTIES;
                                               REMEDIES FOR BREACH

Section 2.1             Representations and Warranties of the Servicer.........................................14
Section 2.2             Remedies for Breaches of Representations or Warranties.................................15


                                                   ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.1             Identification of Mortgage Loans; Servicer to Act as Servicer..........................16
Section 3.2             Liquidation of Mortgage Loans..........................................................18
Section 3.3             Collection of Mortgage Loan Payments...................................................18
Section 3.4             Establishment of Custodial Account; Deposits in Custodial Account......................18
Section 3.5             Permitted Withdrawals from the Custodial Account.......................................20
Section 3.6             Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis...........21
Section 3.7             Permitted Withdrawals from the Escrow Account..........................................21
Section 3.8             Payment of Taxes, Insurance and Other Charges..........................................22
Section 3.9             Transfer of Custodial Accounts and Escrow Accounts.....................................22
Section 3.10            Maintenance of Hazard Insurance........................................................23
Section 3.11            Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.............24
Section 3.12            Fidelity Bond; Errors and Omissions Insurance..........................................25
Section 3.13            Title, Management and Disposition of Real Estate Owned.................................25
Section 3.14            Application of Proceeds of Insurance to Repair or Restoration..........................27
Section 3.15            Inspections............................................................................28
Section 3.16            Fair Credit Reporting Act..............................................................28
Section 3.17            Compliance with the Privacy Laws.......................................................28


                                                    ARTICLE IV

                                              PAYMENTS TO THE OWNER

Section 4.1             Distributions..........................................................................29



Section 4.2             Reports................................................................................29
Section 4.3             Monthly Advances by Servicer...........................................................30


                                                    ARTICLE V

                                     GENERAL SERVICING PROCEDURE; COVENANTS;
                                          REPRESENTATIONS AND WARRANTIES

Section 5.1             Assumption Agreements..................................................................30
Section 5.2             Satisfaction of Mortgages and Release of Collateral Files..............................31
Section 5.3             Servicing Compensation.................................................................32
Section 5.4             Annual Statements as to Compliance.....................................................33
Section 5.5             Annual Independent Public Accountants' Servicing Report................................34
Section 5.6             Owner's Right to Examine Servicer Records, etc.........................................34
Section 5.7             Consents and Approvals.................................................................34
Section 5.8             Removal of Mortgage Loans from Inclusion Under this Agreement Upon a
                          Whole Loan Transfer or a Securitization Transaction on One or
                          More Reconstitution Dates............................................................35
Section 5.9             Compliance With REMIC Provisions.......................................................36


                                                    ARTICLE VI

                                                   THE SERVICER

Section 6.1             Indemnification; Third Party Claims....................................................37
Section 6.2             Servicer Covenants; Merger or Consolidation of the Servicer............................38
Section 6.3             Limitation on Liability of the Servicer and Others.....................................38
Section 6.4             Servicer Not to Resign.................................................................38
Section 6.5             No Transfer of Servicing...............................................................39


                                                   ARTICLE VII

                                                     DEFAULT

Section 7.1             Events of Default......................................................................39
Section 7.2             Waiver of Defaults.....................................................................41
Section 7.3             Survival of Certain Obligations and Liabilities of the Defaulted Servicer..............41


                                                   ARTICLE VIII

                                                   TERMINATION

Section 8.1             Termination of Agreement...............................................................41
Section 8.2             Termination of the Servicer due to an Event of Default.................................41
Section 8.3             Termination Without Cause..............................................................42




                                                    ARTICLE IX

                                             MISCELLANEOUS PROVISIONS

Section 9.1             Successor to the Servicer..............................................................42
Section 9.2             Amendment..............................................................................43
Section 9.3             Duration of Agreement..................................................................43
Section 9.4             Governing Law..........................................................................43
Section 9.5             General Interpretive Principles........................................................43
Section 9.6             Reproduction of Documents..............................................................44
Section 9.7             Notices................................................................................44
Section 9.8             Severability of Provisions.............................................................45
Section 9.9             Disclosure of Relationship.............................................................45
Section 9.10            Exhibits and Schedules.................................................................46
Section 9.11            Counterparts; Successors and Assigns...................................................46
Section 9.12            Effect of Headings.....................................................................46
Section 9.13            Other Agreements Superseded............................................................46
Section 9.14            Confidentiality........................................................................46


                                                    ARTICLE X

                                          COMPLIANCE WITH REGULATION AB

Section 10.1            Intent of the Parties; Reasonableness..................................................47
Section 10.2            Additional Representations and Warranties of the Servicer..............................47
Section 10.3            Information to Be Provided by the Servicer.............................................48
Section 10.4            Servicer Compliance Statement..........................................................51
Section 10.5            Report on Assessment of Compliance and Attestation.....................................51
Section 10.6            Use of Subservicers and Subcontractors.................................................52
Section 10.7            Indemnification; Remedies..............................................................53

                          DESCRIPTION OF ATTACHMENTS


Exhibit A  MORTGAGE LOAN SCHEDULE

Exhibit B  LIST OF COLLATERAL DOCUMENTS

Exhibit C  LIST OF DOCUMENTS IN CREDIT FILE

Exhibit D  FORM OF SARBANES-OXLEY ACT CERTIFICATION

Exhibit E  SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
           COMPLIANCE

                                                                EXECUTION COPY


                              SERVICING AGREEMENT
                               -----------------

         THIS AMENDED AND RESTATED SERVICING AGREEMENT (this "Agreement") dated as of November 1, 2005, is by and between GREENPOINT MORTGAGE FUNDING, INC., in its capacity as servicer (the "Servicer"), and GOLDMAN SACHS MORTGAGE COMPANY, and its successors and assigns, as owner (the "Owner").

                             PRELIMINARY STATEMENT
                              -------------------

         WHEREAS, the Owner and Greenpoint Mortgage Funding, Inc., ("Greenpoint") have entered into that certain Amended and Restated Master Mortgage Loan Purchase Agreement dated as of November 1, 2005, as may be amended from time to time (the "Purchase Agreement") between the Owner, as purchaser and Greenpoint, as seller, pursuant to which the Owner will purchase and Greenpoint will sell from time to time, certain fixed and adjustable-rate first lien residential mortgage loans (the "Master Mortgage Loan Purchase Agreement");

         WHEREAS, the Servicer is in the business of providing primary servicing of mortgage loans and owns the right to service the Mortgage Loans (as hereinafter defined) listed on the Mortgage Loan Schedule (as hereinafter defined);

         WHEREAS, the Servicer and the Owner are parties to that Servicing Agreement, dated as of April 1, 2004, as amended (the "Original Servicing Agreement"), pursuant to which the Owner has requested the Servicer to service the Mortgage Loans and Servicer has agreed to service, as an independent contractor, such mortgage loans for the Owner on the terms and conditions set forth herein; and

         WHEREAS, the Owner and the Servicer desire to amend the Original Servicing Agreement to make certain modifications as set forth herein with respect to all Mortgage Loans serviced pursuant to this Agreement or the Original Servicing Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Owner agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

           Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Acceptable Servicing Procedures: The procedures, including prudent collection and loan administration procedures, and standard of care employed by prudent mortgage servicers. Such standard of care (i) shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account, (ii) shall be in accordance with the requirements of the Servicer's policies and procedures, (iii) shall be, at a minimum, at least as prudent as the requirements of Fannie Mae as set forth from time to time in the Fannie Mae Selling and Servicing Guide, as amended from time to time and (iv) shall be in full compliance with all federal, state and local laws, ordinances, rules and regulations.

         Advance: A Monthly Advance or Servicing Advance.

         Agreement: This Amended and Restated Servicing Agreement, including all exhibits and schedules hereto, and all amendments hereof and supplements hereto.

         Ancillary Income: All income if any, derived from any Mortgage Loan, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, speed pay fees, reconveyance and demand statement fees, loan modification fees and reamortization fees.

         Applicable Requirements: The (i) terms of the Mortgage and Mortgage Note related to each Mortgage Loan, (ii) the federal, state, local and foreign laws, statutes, rules, regulations, ordinances, standards, requirements, administrative rulings, orders and processes pertaining to Mortgage Loans, including but not limited to those pertaining to the processing, origination and servicing of the Mortgage Loans and the servicer's policies and procedures, (iii) the requirements of a Primary Mortgage Insurer (if any) with respect to the processing, origination, insuring, servicing or filing of claims in connection with the Mortgage Loans, (iv) the requirements of the Owner as set forth in this Agreement, and (v) the reasonable and customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

         ARM Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

         Assignment of Mortgage: An assignment of mortgage, notice of transfer, or equivalent instrument, in recordable form, sufficient under and complying with the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the assignee named therein.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the States of New York or California are authorized or obligated by law or executive order to be closed.

         Closing Date: The date on which the sale and purchase of a Mortgage Loan Package is consummated between the Owner and Greenpoint pursuant to the terms of the Master Mortgage Loan Purchase Agreement.

         Code: The Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

         Collateral Documents: With respect to any Mortgage Loan, the mortgage loan documents pertaining to such Mortgage Loan which are specified in Exhibit B hereto and any additional mortgage documents pertaining to such Mortgage Loan required to be added to the related Collateral File pursuant to the terms of this Agreement.

         Collateral File: With respect to any Mortgage Loan, the file pertaining to such Mortgage Loan that contains each of the related Collateral Documents.

         Commission: The United States Securities and Exchange Commission.

         Condemnation Proceeds: All awards or settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

         Consents: shall mean the unconditional written consent or approval, as necessary, of an Investor and any applicable Insurer to the Servicer's servicing of the Mortgage Loans hereunder.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

         Coop Shares: Shares issued by a Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Credit File: With respect to any Mortgage Loan, a file pertaining to such Mortgage Loan and containing copies of the mortgage loan documents described on Exhibit C attached hereto, the credit documentation relating to the origination of such Mortgage Loan and copies of the Collateral Documents. Each Credit File shall be maintained by the Servicer (either on paper or on microfilm or any other comparable medium).

         Custodial Account: The account or accounts created and maintained pursuant to Section 3.4 of this Agreement which account(s) shall be an Eligible Account.

         Custodial Agreement: Any agreement with respect to the Mortgage Loans governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other mortgage loan documents, entered into between the Owner and Deutsche Bank National Trust Company.

         Custodian: Deutsche Bank National Trust Company, its successor in interest or assign, or such other custodian that may be designated by the Owner from time to time.

         Cut-off Date: With respect to a Mortgage Loan Package, the first day of the month in which the related Cut-off Date occurs or such other date as may be mutually agreed to by the parties.

         Default: Any condition or circumstance that is, or with notice or the lapse of time or both, would become, an Event of Default.

         Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Determination Date: The Business Day immediately preceding the related Remittance Date.

         Due Date: With respect to any Mortgage Loan, the first day of the month on which Monthly Payments on such Mortgage Loan are due, exclusive of any days of grace.

         Due Period: With respect to each Remittance Date, the period beginning on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

         Eligible Account: An account or accounts maintained with a Qualified Depository.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.6.

         Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, if any, fire and hazard insurance premiums, and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 7.1.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

         Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide, and all amendments or additions thereto.

         Fidelity Bond: A fidelity bond to be obtained by the Servicer pursuant to Section 3.12.

         Fixed Rate Mortgage Loan: Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

         Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.

         Greenpoint: Greenpoint Mortgage Funding, Inc., and its successors in interest.

         Greenpoint Information: As defined in Section 5.8(d).

         Gross Margin: With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note as shown in the Mortgage Loan Schedule, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

         Index: With respect to any ARM Loan, the index set forth in the applicable Mortgage Note which is added to the Gross Margin to determine the Mortgage Interest Rate on each Interest Rate Adjustment Date. In the event the Index becomes unavailable for any reason, the Servicer shall select an alternative index, in accordance with the terms of the Mortgage Note, and such alternative index shall thereafter be the Index for such Mortgage Loan.

         Initial Rate Cap: As to each ARM Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Interest Rate Adjustment Date as provided in the related Mortgage Note.

         Insurance Proceeds: Proceeds of any Primary Mortgage Insurance Policy, any title policy, any hazard insurance policy or any other insurance policy covering a Mortgage Loan or the related Mortgaged Property, including any amounts required to be deposited in the Custodial Account pursuant to
Section 3.10, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Acceptable Servicing Procedures and Section 3.14.

         Interest Rate Adjustment Date: As to any ARM Loan, the date specified in a Mortgage Note on which the Mortgage Interest Rate for the related Mortgage Loan is subject to adjustment.

         Investor: With respect to any Mortgage Loan, a Person who has a beneficial interest in, or is a record owner of, such Mortgage Loan or any trustee acting on behalf of any such Person.

         Late Collections: With respect to any Mortgage Loan, all amounts (other than Monthly Advances) received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is a REO Property.

         LPMI Fee: The portion of the Mortgage Interest Rate relating to a LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by the Servicer to pay the premium due on a Primary Mortgage Insurance Policy with respect to a LPMI Loan.

         LPMI Loan: Any Mortgage Loan with respect to which the Servicer is responsible for paying the premium due on the related Primary Mortgage Insurance Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

         LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

         Losses: Any claims, penalties, fines, forfeitures, damages, liabilities, losses and expenses, including reasonable attorneys' fees.

         Master Servicer: As defined in Section 5.4(a).

         Maturity Date: With respect to any Mortgage Loan, the maturity date of the related Mortgage Note and Mortgage as specified therein.

         MERS: Mortgage Electronic Registration, Inc. a corporation organized and existing under the laws of e of Delaware, or any successor thereto.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

         MERS (R) System: The system of recording transfers of mortgages electronically maintained by MERS.

         Monthly Advance: Commencing with each Monthly Payment due on or after the related Cut-off Date, the portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
4.3 on the Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note.

         Mortgage: The mortgage, mortgage deed, deed of trust or other instrument creating a first lien on or first priority ownership interest on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor, as the case may be, including any riders, addenda, assumption agreements or modifications relating thereto.

         Mortgage Interest Rate: As to each Mortgage Loan, the annual rate at which interest accrues on such

         Mortgage Loan and, with respect to an ARM Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

         Mortgage Loan: Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Mortgage Loan Schedule, which mortgage loan includes, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (if applicable) and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto. Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

         Mortgage Loan Package: Pools of Mortgage Loans sold to the Owner pursuant the Master Mortgage Loan Purchase Agreement.

         Mortgage Loan Remittance Rate: with respect to each Mortgage Loan, the interest rate payable to the Owner on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and any LPMI Fees, if applicable.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Greenpoint's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property (or, in the case of each Cooperative Loan, of the related Cooperative Unit); (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four family residence, condominium, manufactured housing, mixed-use property, raw land and other non-residential properties, planned unit development or cooperative stock in a cooperative housing corporation; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan (i.e., Fixed Rate or ARM Loan); (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate;
(10) whether the Mortgage Loan has Monthly Payments that are interest only for a period of time; (11) the Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan has negative amortization and the maximum amount of such negative amortization; (20) a code indicating whether the Mortgage Loan had a second lien at origination; (21) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (22) a code indicating whether the Mortgaged Property is a leasehold estate; (23) the due date of the Mortgage Loan; (24) whether the Mortgage Loan is insured by a Primary Mortgage Insurance Policy and the name of the insurer; (25) the certificate number of the Primary Mortgage Insurance Policy; (26) the amount of coverage of the Primary Mortgage Insurance Policy; (27) the type of appraisal; (28) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan; (29) a code indicating whether the Mortgage Loan is subject to a prepay penalty and the terms of such prepayment penalty; (30) documentation type (including asset and income type); (31) first payment date; (32) the schedule of the payment delinquencies in the prior 12 months, (33) FICO score (34) the Mortgagor's name; (35) the stated maturity date; and (36) the original principal amount of the Mortgage. With respect to any ARM Loan: (a) the Gross Margin; (b) the Periodic Rate Cap; (c) the Lifetime Rate Cap; (d) the first Interest Rate Adjustment Date cap and the Interest Rate Adjustment Date frequency; (e) the minimum Mortgage Interest Rate; (f) the first Interest Rate Adjustment Date immediately following the Cut-off Date; and (g) the Index, including the methodology for rounding (e.g. rounded upward, if necessary, to the next nearest ten thousandth (.0001)) and the applicable time frame for determining the Index.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including any riders, addenda, assumption agreements or modifications relating thereto.

         Mortgaged Property: With respect to a Mortgage Loan that is not a Cooperative Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Cooperative Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease.

         Mortgagor: The obligor on a Mortgage Note and his/her successors in title to the Mortgage Property.

         Nonrecoverable Advance: Any portion of any of a Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer hereunder which, in the good faith judgment of the Servicer, will not be ultimately recoverable from Late Collections.

         Offering Materials: As defined in Section 5.8(d).

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President of the Servicer, and delivered to the Owner as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer or an affiliate thereof, reasonably acceptable to the Owner.

         Owner: Goldman Sachs Mortgage Company and its successors and assigns.

         Periodic Rate Cap: With respect to each ARM Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

         Permitted Instruments: Any one or more of the following obligations or securities:

                  (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the unsecured long-term obligations of the party agreeing to repurchase such obligations are at the time rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") in one of its three highest rating categories;

                  (iii) federal funds, certificates of deposit, time deposits, and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, the long-term debt obligations of the bank holding company) at the date of acquisition thereof have been rated by the S&P in one of its three highest rating categories;

                  (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the S&P in its highest short-term rating category; and

                  (v) any other obligation or security acceptable to Standard & Poor's Corporation in respect of mortgage pass-through certificates rated in one of its three highest rating categories, as evidenced by a letter from the S&P to such effect.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         Prepayment Charge: With respect to any Mortgage Loan, the prepayment premium or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by applicable law.

         Prepayment Period: With respect to a Remittance Date, the prior calendar month.

         Prepayment Interest Shortfall Amount: With respect to any Remittance Date and Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

         Primary Mortgage Insurance Policy: With respect to any Mortgage Loan, the policy of primary mortgage guaranty insurance (including all endorsements thereto), if any, issued by a Qualified Insurer with respect to such Mortgage Loan, or any replacement policy.

         Primary Mortgage Insurer: The named insurer under any Primary Mortgage Insurance Policy.

         Prime: As of any date of determination, the annual interest rate, adjusted daily, published from time to time in The Wall Street Journal (Western Edition) as the "PRIME RATE" in the "MONEY RATES" section.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Condemnation Proceeds, Insurance Proceeds, and Liquidation Proceeds) which is received in advance of its scheduled Due Date (not including any Prepayment Charge) and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Privacy Laws: Title V of the Gramm-Leach-Bliley Act of 1999, as amended, and all applicable regulations promulgated thereunder

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

         Qualified Depository: (i) A depository, the long-term unsecured debt obligations of which are rated by a nationally recognized statistical rating agency in one of its two highest rating categories at the time of any deposit therein, or (ii) a depository, the deposits of which are fully insured to the maximum extent permitted by the FDIC or (iii) the corporate trust department of a national bank; provided that in case of (ii) and (iii) above, they maintain a rating by a nationally recognized statistical rating agency in the highest rating categories for short term debt obligations.

         Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

         Rating Agency: Any of Fitch, Moody's or Standard & Poor's, or their respective successors designated by the Purchaser.

         Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

         Reconstitution Agreements: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Securitization Transaction. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans.

         Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Securitization Transaction pursuant to Section 5.9 hereof. On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer shall cease to service those Mortgage Loans under this Agreement in accordance with the termination provisions set forth in Section 5.9 hereof.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Advice Date: The 5th day of each month or, if such 5th day is not a Business Day, the first Business Day immediately following such day.

         Remittance Date: With respect to each Mortgage Loan: the eighteenth
(18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following such day.

         REO Property: A Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure, as described in Section 3.13.

         Sarbanes Certifying Party: A Person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with a Securitization or other securitization transaction.

         Securities Act: The Securities Act of 1933, as amended.

         Securitization: The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related Securities.

         Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Coop Shares and the related Proprietary Lease.

         Servicer: Greenpoint or any successor to the Servicer as permitted under this Agreement.

         Servicer Information: As defined in Section 10.7(a).

         Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) that are incurred by the Servicer in the performance of its servicing obligations hereunder, including, but not limited to, the cost of
(i) the preservation, restoration, and protection of the Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (iv) compliance with the obligations of this Agreement, including without limitation under Sections
3.8 and 3.10.

         Servicing Fee: With respect to each Mortgage Loan being serviced and administered pursuant to this Agreement, the amount of the annual fee payable to the Servicer as compensation for servicing and administering such Mortgage Loan and for managing and disposing of REO Property in accordance with the terms of this Agreement. For each Mortgage Loan, such fee shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate, multiplied by (ii) the outstanding Unpaid Principal Balance of such Mortgage Loan as of the first day of such month, and shall be payable in accordance with Section 5.3. With respect to any REO Property that is being managed by the Servicer in accordance with Section 3.13 of this Agreement, such fee shall be payable through and until the disposition of such REO Property or the transfer of the REO Property to the Owner for management by the Owner, and the amount of such fee shall be based upon the Unpaid Principal Balance of the related Mortgage Loan at the time of the related foreclosure.

         Servicing Fee Rate: As set forth on the Mortgage Loan Schedule.

         Servicing File: As to each Mortgage Loan, the copies of the Collateral Documents, as well as the credit and closing packages, disclosures, copies of the all other files, books, records and documents necessary to (a) establish the eligibility of the Mortgage Loan for insurance by a Qualified Insurer, if any; and/or (b) service the Mortgage Loan in accordance with Acceptable Servicing Procedures, including the documents listed on Exhibit B hereto, some of which maybe held by the Custodian.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

         Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in
Item 1122(d) of Regulation AB.

         Underwriting Guidelines: The underwriting guidelines of Greenpoint.

         Unpaid Principal Balance: With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

         3/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 36 months.

         5/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 60 months.

         7/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 84 months.

         10/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 120 months.

         Any capitalized term used herein and not otherwise defined, shall have the meaning assigned to such term in the Master Mortgage Loan Purchase Agreement.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

         Section 2.1 Representations and Warranties of the Servicer


         With respect to a Mortgage Loan Package, the Servicer represents, warrants and covenants to the Owner that, as of the related Closing Date:

         (a) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. The execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its term;

         (b) The Servicer has the full power and authority to (i) perform and enter into and consummate all transactions contemplated by this Agreement and
(ii) to service each Mortgage Loan;

         (c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, which is in the business of servicing loans;

         (d) Neither the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or result in a material breach of any legal restriction or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

         (e) The Servicer is an approved servicer for Fannie Mae and Freddie Mac in good standing. No event has occurred, including a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements;

         (f) There is no action, suit, proceeding, investigation or litigation pending or, to the Servicer's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Servicer would materially and adversely affect the Servicer's ability to service the Mortgage Loans hereunder in accordance with the terms hereof, or the Servicer's ability to perform its obligations under this Agreement;

         (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer, of or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

         (h) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

         (i) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (j) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans registered with MERS;

         (k) The Servicer has serviced, and shall at all times service, the Mortgage Loans in accordance with the Acceptable Servicing Procedures, the Mortgage Note and applicable federal, state and local laws and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, and the Servicer shall maintain in its possession, available for the Owner's inspection and shall deliver to the Owner upon demand, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (l) The Servicer has fully furnished (or caused to be furnished), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, or any their successors and assigns (three of the credit repositories), on a monthly basis; and

         (m) No statement, report or other document prepared and furnished by the Servicer or to be prepared and furnished by the Servicer pursuant to this Agreement in connection with the transactions contemplated hereby contain or will contain any untrue statement of fact or omit to state a fact necessary to make the statements contained therein not misleading.

         Section 2.2 Remedies for Breaches of Representations or Warranties. -

         The Servicer shall indemnify the Owner, its affiliates and their respective directors, officers and employees and hold such Persons harmless against any Losses and related costs, judgments, and other costs and expenses resulting from a breach of the Servicer's representations and warranties contained in Section 2.1 that materially and adversely affects the interests of the Owner in or the value of one or more of the Mortgage Loans. The obligations of the Servicer set forth in this Section 2.2 to indemnify the Owner as provided in this Section 2.2 constitute the sole remedies of the Owner with respect to a breach of the foregoing representations and warranties.

                                 ARTICLE III

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.1 Identification of Mortgage Loans; Servicer to Act as
Servicer

         (a) The Servicer, as independent contractor, shall commence servicing and administering each Mortgage Loan on behalf of the Owner from and after the Cut-off Date in accordance with the terms and conditions of this Agreement and Acceptable Servicing Procedures and the terms of the Mortgage Notes and the Mortgages. Except as otherwise expressly provided in this Agreement, the Servicer shall have full power and authority, acting alone, to do any and all things reasonably consistent with the terms of this Agreement, including but not limited to the following: (i) to execute and deliver, on behalf of the Owner, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Owner under this Agreement. The Servicer further is authorized and empowered by the Owner, in its own name when the Servicer, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. The Servicer shall at all times act in the best interests of the Owner in performing its obligations under this Agreement.

         (b) The documents comprising the Collateral File relating to each Mortgage Loan serviced hereunder and that are retained by the Servicer pursuant to the terms hereof, together with all other documents with respect to each such Mortgage Loan which are prepared by or which come into the possession of the Servicer, shall immediately vest in the Owner and shall be held and maintained in trust by the Servicer at the will of the Owner and in a custodial capacity only. The documents comprising each Collateral File and all related documents which come into the possession of the Servicer and are so held by the Servicer shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership interest of the Owner in such Collateral File and related documents. The Servicer shall release its custody of any such documents only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans.

         The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee the related Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable law. The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than four Persons at any given time having the status of "Owner" hereunder. The Owner also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Servicer receives written notification of a transfer less than five (5) Business Days before the monthly Determination Date, the Servicer's duties to remit and report to the new purchaser(s) as required by Section 5.9 hereof shall begin with the first Determination Date after the Reconstitution Date.

         (c) Consistent with the terms of this Agreement and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in the Servicer's reasonable and prudent determination, such waiver, modification, variation, postponement or indulgence is in the best interests of and is not materially adverse to the Owner and will not result in the impairment of coverage under any Primary Mortgage Insurance Policy; provided, however, that the Servicer may not, without the prior written consent of the Owner, (i) waive any Prepayment Charge in full or in part, (ii) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate (other than by adjustments required by the terms of the related Mortgage Note), the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), (iii) defer or forgive the payment of any principal or interest, (iv) reduce the outstanding principal amount (except to reflect actual payments of principal), (v) except other than pursuant to the terms of the Mortgage Loan, make any advances of additional principal or (vi) extend the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.3, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the Unpaid Principal Balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of itself and the Owner in connection with any Mortgage Loan all instruments of satisfaction, cancellation or full release upon receipt by the Servicer of payment in full of the Unpaid Principal Balance or, with the prior written consent of the Owner, partial release or discharge, and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged Properties. The Servicer shall prepare and deliver to the Owner such documents requiring execution and delivery as are necessary or appropriate to enable the

Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Owner shall execute such documents and deliver them to the Servicer. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         (d) As to each ARM Loan, the Servicer shall make periodic Mortgage Interest Rate and Monthly Payment adjustments, as applicable, in strict compliance with (i) the terms of the Mortgage and Mortgage Note, (ii) all applicable law, and (iii) Acceptable Servicing Procedures.

         Section 3.2 Liquidation of Mortgage Loans

         In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform or observe any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer will proceed diligently to collect all payments due and shall take such action as it shall reasonably deem to be in the best interest of the Owner. In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings in accordance with Acceptable Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances.

         Section 3.3 Collection of Mortgage Loan Payments

         Until the principal and interest on all Mortgage Loans being serviced hereunder are paid in full or this Agreement is otherwise terminated, the Servicer will proceed diligently to collect all payments due under each of such Mortgage Loans when the same shall become due and payable. With respect to those Mortgage Loans, if any, as to which the Servicer collects Escrow Payments, the Servicer will ascertain or estimate, as the case may be, annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums and all other charges that, as provided in any Mortgage, will become due and payable so that the Escrow Payments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in its reasonable judgment it believes that it will be unable to enforce the provision of the Mortgage or other instrument pursuant to which payment is required.

         Section 3.4 Establishment of Custodial Account; Deposits in Custodial Account

         (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, with respect to the accounts maintained by any one Servicer, its "Custodial Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled, with respect to the Servicer, "Greenpoint Mortgage Funding, Inc., in trust for Goldman Sachs Mortgage Company as Owner, and any successor Owner." Such Custodial Account shall be an Eligible Account.

         (b) With respect to each Mortgage Loan, the Servicer shall not later than the end of the second Business Day following receipt thereof, deposit in the Custodial Account and retain therein the following payments and collections received by the Servicer subsequent to the Cut-off Date:

         (i) all payments on account of principal, including Principal Prepayments and, except as otherwise expressly provided in the related Purchase Price and Terms Letter, the Prepayment Charges, actually collected by the Servicer on the Mortgage Loans;

         (ii) all payments on account of interest actually collected by the Servicer on the Mortgage Loans less the Servicing Fee;

         (iii) all Liquidation Proceeds;

         (iv) all Insurance Proceeds, other than Insurance Proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with Acceptable Servicing Procedures;

         (v) all Condemnation Proceeds which are not released to the Mortgagor in accordance with the Owner's written consent and Acceptable Servicing Procedures and Section 3.14;

         (vi) any amounts with respect to Monthly Advances required to be deposited in the Custodial Account pursuant to Sections 4.3 and 5.3 ;

         (vii) any amount required to be deposited in the Custodial Account pursuant to Sections 3.1(c), 3.4(c), 3.10, 3.11(c), 3.13(d), (e) and (g),
    and 4.1(b) of this Agreement; and

         (viii) an amount to be deposited from the Servicer's own funds, without reimbursement therefor, equal to the lesser of the Prepayment Interest Shortfall Amount, if any, for the month preceding the month in which the applicable Remittance Date occurs and one half of the Servicing Fee for such Remittance Date.

         (c) The Servicer may cause the funds on deposit from time to time in the Custodial Account to be invested in Permitted Instruments, which investments shall mature not later than the Business Day immediately preceding the applicable Remittance Date next following the date of such investment. All such investments shall be made in the name of the Servicer or its nominee. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The Servicer shall indemnify the Owner for any and all Losses incurred in respect of any such investment by the Servicer, and the amount of any Losses incurred in respect of any such investment shall be deposited in the Custodial Account by the Servicer out if its own funds immediately, without reimbursement therefor.

         (d) It is understood and agreed that payments in the nature of Ancillary Income need not be deposited by the Servicer in the Custodial Account.

         Section 3.5 Permitted Withdrawals from the Custodial Account


         (a) The Servicer may, from time to time, withdraw funds from the Custodial Account for the following purposes:

         (i) to make payments and distributions to the Owner in the amounts and in the manner provided for in Section 4.1;

         (ii) to reimburse itself for Monthly Advances made by the Servicer from its own funds pursuant to Section 4.3, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such Monthly Advance was made and such other amounts as are collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan (or to amounts received on the Mortgage Loans as a whole in the event that such Monthly Advance is made to pay a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Servicemembers Civil Relief Act). Notwithstanding the foregoing, the Servicer may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are Nonrecoverable Advances (as certified by the Servicer to the Owner in an Officer's Certificate) (or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Owner). Notwithstanding anything to the contrary contained herein, if the Servicer is Greenpoint and the Mortgage Loan for which such Advances were made was required to be repurchased by Greenpoint pursuant to the Master Mortgage Loan Purchase Agreement, the Servicer shall not be entitled to reimburse itself for such Advances;

         (iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds, Primary Mortgage Insurance Proceeds and Other Insurance Proceeds; provided that the Servicer may reimburse itself from any funds in the Custodial Account for (a) Servicing Advances and Servicing Fees if all funds with respect to the related Mortgage Loan have previously been remitted to Owner and (b) Servicing Advances which it has determined are Nonrecoverable Advances (as certified by the Servicer to the Owner in an Officer's Certificate). Notwithstanding anything to the contrary contained herein, if the Servicer is Greenpoint and the Mortgage Loan for which such Advances were made was required to be repurchased by Greenpoint pursuant to the Master Mortgage Loan Purchase Agreement, the Servicer shall not be entitled to reimburse itself for such Advances;

         (iv) to reimburse any Master Servicer for Securitization for any unreimbursed Monthly Advances or Servicing Advances made by such Master Servicer, as applicable, the right to reimbursement pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance

    Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, such trustee's right thereto shall be prior to the rights of the Servicer to reimbursement under (ii) and (iii), and prior to the rights of the Owner under (i);

         (v) to pay itself any Servicing Fee and other servicing compensation not paid to the Servicer pursuant to Section 5.3;

         (vi) to pay to itself any interest earned on funds deposited in the Custodial Account;

         (vii) if there shall be amounts deposited in the Custodial Account in error, including the Servicing Fee and other servicing compensation not required to be deposited therein, to withdraw such amounts; and

         (viii) to clear and terminate the Custodial Account upon the termination of this Agreement in accordance with Article 8.

         Section 3.6 Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis


         (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, with respect to the accounts maintained by any one Servicer, its "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled, with respect to the Servicer, "Greenpoint Mortgage Funding, Inc., in trust for Goldman Sachs Mortgage Company, as Owner, and any successor Owner, and certain Mortgagors." The Escrow Account shall be an Eligible Account.

         (b) The Servicer shall not later than the end of the second Business Day following receipt thereof (or sooner if required by applicable law) deposit in the Escrow Account maintained by the Servicer and retain therein:
(i) all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals from the Escrow Account maintained by the Servicer only in accordance with Section 3.7. The Servicer shall be entitled to retain any interest earned on funds deposited in the Escrow Account maintained by the Servicer other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account maintained by the Servicer may not bear interest or that the interest earned on such escrowed funds is insufficient for such purpose.

         Section 3.7 Permitted Withdrawals from the Escrow Account

         Withdrawals from the Escrow Account maintained by the Servicer may be made by the Servicer only (a) to effect timely payments of taxes, assessments, water rates, insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage; (b) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Sections 3.8, 3.10 and
3.11 with respect to a related Mortgage Loan, the Servicer's right to reimburse itself pursuant to this clause (b) being limited to the amounts as may be collected by the Servicer from the related Mortgagor or from the related insurer; (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;
(d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the related Mortgaged Property in accordance with the provisions of Section 3.14, (f) to pay to a Mortgagor, to the extent required by Applicable Requirements, interest on the funds deposited in the Escrow Account; (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the related Mortgagor), (h) to remove funds inadvertently placed in the Escrow Account by the Servicer; or (i) to clear and terminate the Escrow Account upon the termination of this Agreement, in accordance with
Article 8.

         Section 3.8 Payment of Taxes, Insurance and Other Charges

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of property taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums, if any, and fire and hazard insurance coverage and flood insurance, all as required hereunder. If a Mortgage Loan requires Escrow Payments, the Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date in a manner consistent with Acceptable Servicing Procedures, employing for such purpose Mortgagor deposits in the Escrow Account. The Servicer shall, with respect to each Mortgage Loan for which Escrow Payments are maintained, conduct an escrow analysis in accordance with industry standard procedures. If a Mortgage Loan does not require Escrow Payments, or if there are insufficient funds in the related Escrow Account, the Servicer shall cause all such bills to be paid on a timely basis and shall from its own funds, if necessary, make a Servicing Advance to make timely payment of all such bills. The Servicer shall monitor the payment status of such charges (including renewal premiums) by the related Mortgagor, and shall effect payment thereof in a manner consistent with Acceptable Servicing Procedures, and in all events prior to the foreclosure of any lien against the Mortgaged Property resulting from non-payment of such property taxes, assessments and other charges and prior to the termination of any such insurance coverage. No costs incurred by the Servicer in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating remittances to the Owner, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         Section 3.9 Transfer of Custodial Accounts and Escrow Accounts

         The Servicer may from time to time transfer the Custodial Account or the Escrow Account maintained by it to a different depository institution, provided that each such account shall be and remain an Eligible Account.

         Section 3.10 Maintenance of Hazard Insurance

         (a) The Servicer shall cause to be maintained, with a Qualified Insurer for each Mortgage Loan serviced by it, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac, in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area then identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac. Such flood insurance shall be in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended. The Servicer shall also maintain on each REO Property with an insurer acceptable to Fannie Mae or Freddie Mac (x) fire and hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of the improvements securing the Mortgage Loan that are a part of such property, (y) liability insurance and (z) to the extent required and available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, each as amended, or other applicable federal law, flood insurance in an amount as provided above. Any costs incurred by the Servicer maintaining insurance under this Section 3.10 shall be recoverable as Servicing Advances. Any amounts collected by the Servicer under any such policies shall be paid over or applied by the Servicer in accordance with Acceptable Servicing Procedures for the restoration or repair of the Mortgaged Property subject to the related Mortgage, for release to the Mortgagor in accordance with Acceptable Servicing Procedures, or for application in reduction of the Mortgage Loan. Any such amounts shall be deposited in the Custodial Account and subject to withdrawal pursuant to Section 3.5. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer hereunder in connection with any Mortgage Loan or Mortgaged Property, other than pursuant to applicable laws and regulations that are at any time in force and require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice to the Servicer of any cancellation, reduction in amount, or material change in coverage. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent upon any policy renewal; provided, however, upon any such policy renewal, the Servicer shall not accept any such insurance policies, unless the insurers are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.

         In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae and Freddie Mac, the Servicer shall notify the Owner and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another Qualified Insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time.

         If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current requirements of Fannie Mae, Freddie Mac, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         Notwithstanding anything set forth in the preceding paragraphs, the Servicer agrees to indemnify the Owner for any Losses and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

         Section 3.11 Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder

         (a) The parties acknowledge that not all Mortgage Loans will be covered by Primary Mortgage Insurance. In the event that any Mortgage Loans are or become covered by Primary Mortgage Insurance, the provisions set forth below shall apply.

         (b) If a Mortgage Loan is covered by a Primary Mortgage Insurance Policy as of the Cut-off Date, or if a Mortgage Loan becomes covered by a Primary Mortgage Insurance Policy pursuant to subsection 3.11(c) below, the Servicer shall, without any cost to the Owner, cause the premium for each such Primary Mortgage Insurance Policy, beginning with the premium due after the Cut-off Date in the case of any Mortgage Loan covered by a Primary Insurance Policy prior to the Cut-off Date, to be paid on a timely basis and shall from its own funds, if necessary, make a Servicing Advance to pay the premium on a timely basis. The Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy that is required to be kept in force under any Mortgage and pursuant to this subsection, or pursuant to subsection 3.11(c) below, unless a replacement Primary Mortgage Insurance Policy for such canceled or non renewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in this subsection. If the insurer shall cease to be a Qualified Insurer, the Servicer shall obtain from another qualified insurer a replacement Primary Mortgage Insurance Policy. The Servicer shall not take any action or fail to take any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.1, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

         (c) As part of its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms thereof and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.4, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.5, and remitted to the Owner on the appropriate Remittance Date.

         Section 3.12 Fidelity Bond; Errors and Omissions Insurance

         The Servicer shall maintain, at its own expense, with responsible companies that meet the requirements of Fannie Mae or Freddie Mac, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees, agents and other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (collectively, the "Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses from forgery, theft, embezzlement, fraud, errors, omissions, failure to maintain any insurance policies required pursuant to this Agreement, and dishonest or negligent acts of such Servicer Employees, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.12 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The terms of any such fidelity bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Selling and Servicing Guide, or by Freddie Mac in the Freddie Mac Seller's and Servicer's Guide, as amended or restated from time to time. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such fidelity bond and errors and omissions insurance policy and a statement from the surety and the insurer that such fidelity bond and errors and omission insurance policy shall in no event be terminated or materially modified without 30 days prior written notice to the Owner.

         Section 3.13 Title, Management and Disposition of Real Estate Owned

         (a) The Servicer shall notify the Owner of its intention to institute any foreclosure proceeding no fewer than ten (10) days prior to initiating such proceeding. The Servicer shall notify the Owner of its intention to accept a deed-in-lieu of foreclosure or a partial release of any of the Mortgaged Property subject to the lien of the Mortgage no fewer than ten (10) days prior to accepting such deed-in-lieu or partial release and shall only accept such deed-in-lieu or grant such partial release if the Owner has not objected before the end of the tenth day after delivery of such notice. In connection with any foreclosure sale, the Servicer shall consult with the Owner with regard to a bid price for the related Mortgaged Property and shall set such bid price in accordance with the Owner's instructions. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Mortgagors any reports required to be provided to them thereby. The Owner shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure ("REO Property"), the deed or certificate of sale shall be taken in the name of the Servicer for the benefit of the Owner or, in the event the Owner is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

         (c) The Servicer shall manage, conserve, protect, and operate each REO Property solely for the purpose of its prompt disposition and sale. The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect, and operate the REO Property in accordance with Acceptable Servicing Procedures. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

         The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and
(ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.

         Notwithstanding anything to the contrary contained in this Section 3.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Owner with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Owner, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event the Owner or its designee directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all customary, reasonable, and necessary "out of pocket" costs and expenses that are incurred by the Servicer with respect to the related Mortgaged Property from the Custodial Account, as though such costs were Servicing Advances, pursuant to Section 3.4 hereof.

         (d) The Servicer shall hold all funds collected and received in connection with the operation of REO Property separate and apart from its own funds or general assets, in the Custodial Account.

         (e) The Servicer shall deposit, or cause to be deposited not later than the end of the second Business Day following receipt thereof in the Custodial Account maintained by it all revenues received with respect to the conservation and disposition of any REO Property for distribution to the Owner pursuant to the provisions of Section 4.1.

         (f) [RESERVED]

         (g) [RESERVED]

         (h) The Servicer shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section
3.10 and the fees of any managing agent of the Servicer, or the Servicer itself. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         Section 3.14 Application of Proceeds of Insurance to Repair or Restoration


         The Servicer shall collect the proceeds from all policies of insurance required to be maintained pursuant to Section 3.10 with respect to all losses that may occur. The Servicer may remit such proceeds to the Mortgagor toward the restoration or repair of the related property in a manner, and shall otherwise take such actions in connection with such restoration and repair, as shall be consistent with Acceptable Servicing Procedures.

         The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Acceptable Servicing Practices. At a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

         The Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                                    (1) the Servicer shall take all steps
                           necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                                    (2) the Servicer shall verify that the
                           Mortgage Loan is not in default; and

                                    (3) pending repairs or restoration, the
                           Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

         Section 3.15 Inspections

         The Servicer or its authorized representative shall conduct inspections of Mortgaged Properties at such times and in a manner consistent with Acceptable Servicing Procedures. For any Mortgage Loan that is not insured by a Primary Mortgage Insurance Policy, in the event such Mortgage Loan becomes 45 days delinquent, (a) the Servicer shall inspect the related Mortgage Property as promptly as practicable after the 45th day of delinquency, (b) the Servicer may perform an inspection at such other times and at such intervals as the Servicer deems appropriate and (c) the Servicer shall immediately perform an inspection upon any abandonment of the related Mortgaged Property. For any Mortgage Loan that is insured by a Primary Mortgage Insurance Policy, the Servicer shall inspect the related Mortgaged Property as directed by the related Primary Insurer; provided, however, that, at a minimum, in the event the Mortgage Loan becomes 60 days delinquent, the Servicer shall inspect the related Mortgaged Property prior to the 90th day of delinquency. The Servicer shall keep a written report of each such inspection and shall provide a copy of such report to the Owner upon the request of the Owner.

         Section 3.16 Fair Credit Reporting Act.

         The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. The Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

         Section 3.17 Compliance with the Privacy Laws

         The Servicer shall comply with all provisions of the Privacy Laws relating to the Mortgage Loans, the related borrowers and any "nonpublic personal information" (as defined in the Privacy Laws) received by the Servicer incidental to the performance of its obligations under this Agreement, including, maintaining adequate information security procedures to protect such nonpublic personal information and providing all privacy notices required by the Privacy Laws.

                                  ARTICLE IV

                             PAYMENTS TO THE OWNER

         Section 4.1 Distributions

         (a) On each Remittance Date the Servicer shall remit to the Owner (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges or withdrawals from the Custodial Account pursuant to Section 3.5, plus (b) all Monthly Advances, if any, that the Servicer is obligated to distribute pursuant to Section 4.3; minus (c) any amounts attributable to Principal Prepayments received after the related Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date. It is understood that by operation of Section 3.4, the remittance on the first Remittance Date with respect to a Mortgage Loan Package is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period of time prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above. Each such remittance shall be made by wire or other electronic funds transfer of immediately available funds to the account of the Owner according to the written wire instructions provided by the Owner to the Servicer from time to time.

         (b) With respect to any remittance to the Owner made by the Servicer after the second Business Day following the Business Day on which such remittance was due, the Servicer shall pay to the Owner interest on such late remittance at an annual rate equal to Prime plus two percent (2.0%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the date on which such remittance was due and ending with the Business Day on which such late remittance is made, both inclusive. Such interest shall be remitted along with such late remittance. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         Section 4.2 Reports

         (a) Not later than each Remittance Advice Date, the Servicer shall furnish to the Owner via any electronic medium a monthly report in a form reasonable acceptable to institutional buyers of mortgage loans, which report shall include, without limitation, with respect to each Mortgage Loan the following loan-level information: (i) the balance due as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor's account during the related Prepayment Period, (iii) the amount of the remittance made on such Remittance Date which is allocable to principal and allocable to interest; (iv) the amount of servicing compensation received by the Servicer during the prior calendar month and (v) the delinquency and bankruptcy status of the Mortgage Loan, if applicable.

         (b) With respect to any REO Property, and upon the request of the Owner, the Servicer shall furnish to the Owner a statement describing the Servicer's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement. The Servicer shall also provide the Owner with such information concerning the Mortgage Loans as is necessary for Owner to prepare its federal income tax return and as the Owner may reasonably request from time to time. The Owner agrees to pay for all reasonable out-of-pocket expenses incurred by the Servicer in connection with complying with any request made by the Owner hereunder if such information is not customarily provided by the Servicer in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

         Section 4.3 Monthly Advances by Servicer

         On the Determination Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments to the extent not allocable to the period prior to the Cut-off Date (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent as of the close of business on the Business Day prior to the related Determination Date or which were deferred pursuant to Section 3.1(c). Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. Notwithstanding the foregoing, the Servicer shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Servicer, its parent, or their respective successors hereunder shall have a long term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or of the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

                                  ARTICLE V

                    GENERAL SERVICING PROCEDURE; COVENANTS;
                        REPRESENTATIONS AND WARRANTIES

         Section 5.1 Assumption Agreements

         (a) The Servicer will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the

Mortgaged Property has been or is about to be sold, whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note, provided that in accordance with the terms of the Mortgage Note, the Servicer may permit an assumption if but only if the Servicer approves the creditworthiness of the assuming party in accordance with the Underwriting Guidelines. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by Applicable Requirements from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under Applicable Requirements to enforce such "due-on-sale" clause, the Servicer (unless otherwise required by law and in any event will notify the Owner of such requirement) will request the written permission of the Primary Mortgage Insurer, if required to cause the coverage under the Primary Mortgage Insurance Policy to remain in full force and effect, and the Owner prior to entering into an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by Applicable Requirements, the Mortgagor remains liable thereon. In connection with any such assumption, the related Mortgage Interest Rate, the Unpaid Principal Balance, the Lifetime Rate Cap (if applicable), the Gross Margin (if applicable), the Initial Rate Cap (if applicable) or the Periodic Rate Cap (if applicable) of the related Mortgage Note and the term of the Mortgage Loan may not be changed. If an assumption is allowed pursuant to this Section 5.1(a), the Servicer, with the prior consent of the Primary Mortgage Insurer, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

         (b) The Servicer shall follow Acceptable Servicing Procedures (including underwriting standards) with respect to any such assumption or substitution of liability. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

         (c) For purposes of this Section 5.1, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 5.2 Satisfaction of Mortgages and Release of Collateral Files

         (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer (i) shall prepare the appropriate documents and instruments required to satisfy or release the lien of the Mortgage in accordance with applicable state law requirements, (ii) shall promptly and within the time periods appropriate to process the satisfaction or release within the applicable legal deadlines notify the Owner of such event and (iii) shall request that the Owner deliver the required portion of the Collateral File to the Servicer. The Owner shall, within five (5) Business Days following its receipt of any such certification and request, send to the Servicer the requested portion of the Collateral File. Upon receipt of such package, the Servicer shall prepare and execute the documents and instruments necessary to satisfy or release the lien of the Mortgage and shall process such satisfaction or release in accordance with applicable state law requirements. In addition, if, with respect to any Mortgage Loan that has been paid in full, the Owner has recorded or caused to be recorded in the appropriate public recording office of the jurisdiction in which the related Mortgaged Property is located the related Assignment of Mortgage which designates the Owner as the holder of record of the Mortgage, the Servicer shall prepare and deliver to the Owner, together with a request for execution, the documents and instruments necessary to satisfy or release the lien of the Mortgage. The Owner shall, within five (5) Business Days following its receipt of any such request, send to the Servicer the fully-executed documents that were prepared and requested by the Servicer. Upon receipt of such package, the Servicer shall process such satisfaction or release in accordance with applicable state law requirements. In the event that applicable state law requires that a satisfaction or release be recorded within a shorter time period than the processes set forth above permits, the Servicer shall advise the Owner accordingly and shall use reasonable efforts to ensure that the lien of the Mortgage is released or satisfied in accordance with applicable state law requirements. The Owner shall assist therewith by returning to the Servicer the required portion of the Collateral File (and, if applicable, the executed satisfaction and release documents and instruments) within the time periods specified by the Servicer. The Servicer shall not be liable for and the Owner shall indemnify the Servicer against any third party liability for failure to release the lien of a Mortgage as required under applicable law to the extent that such failure was caused by the Owner's breach of its obligations under this Section 5.2.

         (b) If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall remit to the Owner the then unpaid principal balance of the related Mortgage Loan. The Servicer shall maintain the fidelity bond and errors and omissions insurance policy as provided for in Section 3.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         Section 5.3 Servicing Compensation

         As compensation for its services hereunder, the Servicer shall be entitled to pay itself the Servicing Fee with respect to each Mortgage Loan from the gross amount of interest payments on such Mortgage Loan which are actually received by the Servicer with respect thereto. Additional servicing compensation in the form of all Ancillary Income which are actually received by the Servicer may be retained by the Servicer to the extent not required to be deposited into the Custodial Account pursuant to the terms of this Agreement. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement.

         Section 5.4 Annual Statements as to Compliance


         (a) The Servicer shall deliver to the Owner, to any master servicer and/or trustee which is master servicing or acting as trustee with respect to any of the Mortgage Loans pursuant to a Securitization (each, a "Master Servicer") and to the Sarbanes Certifying Party not later than the earlier of
(a) March 15 of each calendar year (other than the calendar year during which the related Closing Date occurs) or (b) with respect to any calendar year during which the annual report of the entity which is the Depositor (or other party responsible for filing Form 10-K with the Commission (as defined below)) of the Mortgage Loans pursuant to a Securitization or other securitization transaction on Form 10-K is required to be filed in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision (ii) based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the actions being taken by the Servicer to cure such default, and (iii) all reports and information provided to the Owner by the Servicer, pursuant to the Servicer's reporting requirements under the Agreement, to the extent used or included in any reports filed under the Exchange Act by the Depositor are accurate and complete in all material respects. Copies of such statement may be provided by the Owner to any Person identified as a prospective purchaser of the Mortgage Loans.

         (b) With respect to any Mortgage Loans that are subject to a Securitization, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer's Certificate in the form attached hereto as Exhibit D to the Sarbanes Certifying Party for the benefit of the Master Servicer, the Sarbanes Certifying Party and their respective officers, directors and affiliates.

         (c) The Servicer shall indemnify and hold harmless the Master Servicer and the Sarbanes Certifying Party (any such person, an "Indemnified Party") from and against any Losses and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer of its obligations under this Section 5.4 or Section 5.5, or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the Losses of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 5.4 or Section 5.5, or the Servicer's material misstatement or omission, negligence, bad faith or willful misconduct in connection therewith.

         (d) It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 5.4 and shall be entitled independently to enforce the provisions of this Section 5.4 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

         Section 5.5 Annual Independent Public Accountants' Servicing Report -

         Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the related Closing Date occurs) or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to prepare a statement to the effect that such firm has examined certain documents and records and performed certain other procedures relating to the servicing of the Mortgage Loans during the immediately preceding calendar year of the Servicer and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance therewith, except for such exceptions as shall be set forth in such statement. The Servicer shall furnish such statement to the Owner, any Master Servicer and the Sarbanes Certifying Party within the above time requirement.

         Section 5.6 Owner's Right to Examine Servicer Records, etc. -

         The Owner shall have the right, at the Owner's expense, except for immaterial items in the ordinary course of business, to examine and audit the Servicer's books of account, records, reports, and other papers relating to
(i) the performance by the Servicer of its obligations and duties under this Agreement, or (ii) the Mortgage Loans, to make copies and extracts therefrom, and to discuss the affairs, finances, and accounts of such Servicer relating to such performance with its officers and employees, all at such reasonable times and places and as often as may be reasonably requested.

         Section 5.7 Consents and Approvals

         The Owner shall timely obtain, at its sole cost and expense, the consents and approvals required by law or pursuant to contract to consummate the transactions contemplated hereby. All such consents will be obtained without any cost or expense to the Servicer and will be obtained without any adverse modification in the terms of any of the agreements relating to the Mortgage Loans or the imposition of any burdensome provisions or conditions on the Servicer.

         Furthermore, the Servicer shall provide to the Owner, and for any Owner insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations. Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer.

         In addition, the Servicer shall furnish upon request by the Owner, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Owner may require and, to the extent the Servicer is required to incur out-of-pocket expenses, at the expense of the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         Section 5.8 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer or a Securitization

         Transaction on One or More Reconstitution Dates ---

         (a) The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, the Owner may effect one or more Whole Loan Transfers and/or one or more Securitization Transactions. In connection with a Whole Loan Transfer, the related Reconstitution Agreement shall provide that no more than four (4) Persons shall have the status of "Owner" thereunder.

         (b) With respect to each Whole Loan Transfer or Securitization Transaction, as the case may be, entered into by Owner, Servicer agrees:

         (i) To negotiate in good faith and execute a servicer agreement reasonably required to effectuate the Whole Loan Transfer or the Securitization Transaction, as the case may be, provided such agreement creates no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement, and provided further that the Servicer shall be entitled to a servicing fee under that agreement at a rate per annum no less than the Servicing Fee Rate;

         (ii) to cooperate fully with the Owner and any prospective the Owner with respect to all reasonable requests that are necessary to effect a Securitization Transaction or Whole Loan Transfer;

         (iii) provide as applicable:

                  (A) information pertaining to the Servicer of the type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators; and

                  (B) such opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any rating agency or the Owner, as the case may be, in connection with such Securitization Transaction. The Owner shall pay all third party costs associated with the preparation of the information described in clause (ii)(A) above and the delivery of any opinions, letters or certificates described in this clause (ii)(B). The Servicer shall not be required to execute any servicer agreement unless a draft of the agreement is provided to the Servicer at least 10 days before the Reconstitution Date, or such longer period as may reasonably be required for the Servicer and its counsel to review and comment on the agreement;

         (c) In connection with any Securitization Transaction, the Servicer, upon request, will bring down the representations and warranties made in
Section 2.1 in to a date no later than the related Reconstitution Date;

         (d) In connection with any Securitization Transaction, the Servicer shall indemnify, defend and hold harmless the Owner, the Depositor, and their respective affiliates, directors, officers and employees from and against any and all Losses to which any such Person may be subject to as a result of any untrue statement of any material fact contained in any information (such information, the "Greenpoint Information") prepared and furnished to the Owner or the Depositor, by the Servicer for inclusion in any related offering document or prospectus (collectively, "Offering Materials"), or arise out of, or are based upon, any omission in the Greenpoint Information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse to all such parties, as applicable, for damages or expenses reasonably incurred by it, as they are incurred; provided, however, that the Servicer shall be liable only insofar as such untrue statement or omission relates solely to the Greenpoint Information in the Offering Materials furnished to any such party by the Servicer specifically for inclusion in the Prospectus Supplement; and

         (e) All Mortgage Loans not sold or transferred pursuant to Securitization Transactions shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

         Section 5.9 Compliance With REMIC Provisions

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held or transferred, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VI

                                 THE SERVICER

         Section 6.1 Indemnification; Third Party Claims

         Subject to Section 6.3, the Servicer agrees to indemnify and hold harmless the Owner against any and all Losses that the Owner may sustain in any way related to the failure of such Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder (a) to the extent such Losses directly result from the Custodian's negligent action, negligent failure to act, bad faith, willful misconduct or breach under the Custodial Agreement, dated as of April 1, 2004, among the Owner and the Custodian, (b) with respect to any action or inaction in accordance with the direction or consent of the Owner or
(c) resulting from the Owner's failure to respond to a request by the Servicer for direction or consent in accordance with Section 3.1(c) hereof. The Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans. The Servicer shall assume (with the written notification to the Owner) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer or the Owner, subject to limitation pursuant to this Section 6.1, in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with any such claim and the Owner shall promptly reimburse the Servicer for all amounts reasonably advanced by it pursuant to the preceding sentence, except when the claim (a) is related to the Servicer's obligations to indemnify the Owner pursuant hereto, (b) results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement or (c) results from the Servicer's willful misconduct, bad faith or negligence in performing its duties under this Agreement.

         With respect to any Mortgage Loan, in the event that the Owner records or causes to be recorded in the appropriate public recording office of the jurisdiction in which the related Mortgaged Property is located the related Assignment of Mortgage which designates the Owner as the holder of record of the Mortgage, the Owner shall comply with the provisions of Section 5.2(a) regarding the execution and delivery of release and reconveyance documents, and shall immediately complete, sign and return to the Servicer any additional documents that may be required of the holder of record of the Mortgage and may be reasonably requested by the Servicer in order to permit the Servicer to comply with the Servicer's servicing obligations, and, in its capacity as the holder of record, shall take such other action as may be reasonably requested by the Servicer. In addition, if, as a result of the recording of the related Assignment of Mortgage, the Owner, in its capacity as the holder of record, receives written notice of any action with respect to the related Mortgage or the related Mortgaged Property, the Owner shall send a copy of such notice to the Servicer immediately in accordance with the provisions of Section 9.8 of this Agreement. The Owner agrees that the Servicer shall have no liability to the Owner for the Owner's failure to comply with the provisions set forth in this paragraph.

         Section 6.2 Servicer Covenants; Merger or Consolidation of the
Servicer

         (a) The Servicer covenants that it will keep in full force and effect its existence, rights and franchises, and its status as a Fannie Mae or Freddie Mac approved servicer in good standing and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Servicer may be merged or consolidated, or any business organization resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business or assets of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Owner, be a party to any such merger, consolidation or conversion, or sell or otherwise dispose of all or substantially all of its business or assets unless the successor or surviving person shall be an institution that is a Fannie Mae or Freddie Mac approved servicer in good standing.

         Section 6.3 Limitation on Liability of the Servicer and Others


         The Servicer and the directors, officers, employees or agents of the Servicer shall not be under any liability to the Owner for (a) any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, (b) errors in judgment, or (c) any action or inaction in accordance with the direction or consent of the Owner; provided, however, this provision shall not protect the Servicer against any breach of warranties or representations made herein, any failure to perform its obligations in accordance with any standard of care set forth in this Agreement (unless in accordance with the direction or consent of the Owner), or any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of any breach of the terms and conditions of the Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Subject to Section 6.1, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and which may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights, duties and the interests of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be reimbursed to the Servicer in accordance with Section 6.1.

         Section 6.4 Servicer Not to Resign

         The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Servicer's duties hereunder are no longer permissible under Applicable Requirements and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner. No such resignation shall become effective until a successor which satisfies the requirements set forth in Section 9.1 has assumed the Servicer's responsibilities and obligations hereunder in accordance with such Section.

         Without in any way limiting the generality of this Section 6.4, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 8.2, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

         Section 6.5 No Transfer of Servicing

         The Servicer acknowledges that the Owner has entered into this Agreement with the Servicer in reliance upon the adequacy of the Servicer's servicing facilities, plan, personnel, records, and procedures, its integrity, reputation, and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder without the prior written approval of the Owner in its sole discretion.

                                  ARTICLE VII

                                    DEFAULT

         Section 7.1 Events of Default

         In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

                  (i) any failure by the Servicer to remit to the Owner when due any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of two (2) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; the Owner shall use reasonable efforts to notify the Servicer that it has not received the payment due, but the Owner's notice shall not be a condition of the Event of Default; or

                  (ii) any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days; or

                  (iv) the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property; or

                  (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligation or ceases its normal business operations for three (3) Business Days; or

                  (vi) failure by the Servicer to maintain its license to do business in any jurisdiction where a Mortgaged Property is located if such license is required and such failure continues unremedied for a period of thirty (30) days; or

                  (vii) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of this Agreement, including Section 6.5; or

                  (viii) the Servicer shall cease to be an approved servicer for Fannie Mae or Freddie Mac.

                  (ix) the Servicer shall cease to have a minimum net worth of $25,000,000 as determined in accordance with the Financial Accounting Standards Board's generally accepted accounting principles;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer (in each such instance, the "Defaulted Servicer"), may, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Defaulted Servicer under this Agreement and may exercise any and all other remedies available at law or at equity. Upon receipt by the Defaulted Servicer of such written notice from the Owner stating the intent to terminate the Defaulted Servicer as servicer under this Agreement as a result of such Event of Default, all authority and power of the Defaulted Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section
9.1. Upon written request from the Owner, the Defaulted Servicer shall, at its sole expense, prepare, execute, and deliver to a successor any and all documents and other instruments, place in such successor's possession all Collateral Files and Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, all of which shall be undertaken immediately and shall be completed as soon as possible and in all events by not later than thirty (30) Business Days following the Owner's request therefor.

The Defaulted Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Defaulted Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Defaulted Servicer to the Custodial Account, the Escrow Account or the REO Account and all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Defaulted Servicer is not entitled pursuant to the terms of this Agreement.

         Section 7.2 Waiver of Defaults

         The Owner may waive any default by the Defaulted Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         Section 7.3 Survival of Certain Obligations and Liabilities of the Defaulted Servicer

         The representations, warranties, covenants, indemnities and agreements of the parties provided in this Agreement and the parties' obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement. Notwithstanding any termination of the rights and obligations of the Defaulted Servicer pursuant to this
Section 7, the Defaulted Servicer shall remain liable for any actions of the Defaulted Servicer prior to the effective time of such termination.

                                 ARTICLE VIII

                                  TERMINATION

         Section 8.1 Termination of Agreement

         This Agreement shall terminate upon any of: (i) the later of the distribution to the Owner of final payment or liquidation with respect to the last Mortgage Loan and each REO Property, or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, (ii) the mutual consent of the parties in writing, or (iii) the termination of the Servicer pursuant to Section 8.2.

         Section 8.2 Termination of the Servicer due to an Event of Default

         (a) Upon 30 days' written notice, the Owner may, at its sole option, upon the occurrence of an Event of Default and in accordance with Section 7.1, terminate any rights the Servicer may have hereunder. Any such notice of termination shall be in writing and delivered to the terminated Servicer (in such instance, the "Terminated Servicer") by registered mail as provided in
Section 9.8 of this Agreement. If the Owner so terminates the rights of a Terminated

Servicer, the Owner with full cooperation of the Terminated Servicer shall arrange for the transfer of servicing to, at the Owner's option, the Owner or a third party, and the Terminated Servicer shall continue servicing, for the Servicing Fee provided herein, the Mortgage Loans under this Agreement until the Owner gives the Terminated Servicer notice of the transfer and such transfer has been completed. (b) The Terminated Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Terminated Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Terminated Servicer to the Custodial Account, the Escrow Account or the REO Account, or thereafter be received with respect to the Mortgage Loans and to which the Terminated Servicer is not entitled pursuant to the terms of this Agreement.

         Section 8.3 Termination Without Cause

         Upon at least 30 days prior notice, the Owner may terminate, at its sole option, the Servicer without cause. Any such notice of termination shall be in writing and delivered to the Servicer and any Rating Agency by registered mail as provided in Section 9.7. In the event the Owner so chooses to terminate the Servicer, the Servicer shall be entitled to receive, as liquidated damages, upon its termination as Servicer hereunder without cause pursuant to this Section 8.3, an amount equal to one and a half percent (1.5%) of the aggregate outstanding principal amount of each Mortgage Loan as of the termination date paid by the Owner to the Servicer.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

         Section 9.1 Successor to the Servicer

         (a) Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 6.4, 7.1, 8.1 or 8.2, the Owner shall either (i) succeed to and assume all of the Servicer's responsibilities, rights, duties, and obligations under this Agreement from and after the date of such succession or (ii) appoint a successor to the Servicer that shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement pursuant to Section 8.2 above. In the event that the Servicer's duties, responsibilities, and liabilities under this Agreement shall be terminated pursuant to the foregoing Sections, the Servicer shall discharge such duties and responsibilities, and be compensated therefor as provided in this Agreement, during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the foregoing Sections shall not become effective until a successor shall have been appointed pursuant to this Section and shall in no event relieve the Servicer of its non-servicing duties, obligations, covenants, representations and warranties, it being understood and agreed that the provisions of Sections 5.10, 6.1, Article 7 and Article 8 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer or the termination of this Agreement.

         (b) The Servicer shall promptly deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement net of any unreimbursed Advances, (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement and (iv) all Collateral Files and Servicing Files and related documents and statements held by it hereunder. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         (c) Upon a successor's acceptance of appointment as such, the Owner shall notify the Servicer of such appointment.

         Section 9.2 Amendment

         This Agreement may be amended from time to time by the parties by written agreement signed by both of the parties.

         Section 9.3 Duration of Agreement

         This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 9.4 Governing Law

         THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

         Section 9.5 General Interpretive Principles

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, and other subdivisions of this Agreement;

         (iv) a reference to a Subsection without further reference to a
    Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

         Section 9.6 Reproduction of Documents

         This Agreement and all documents relating hereto, including without limitation (i) consents, waivers, and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates, and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 9.7 Notices

         All demands, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or delivered by facsimile, overnight courier, or registered mail, postage prepaid, or delivered by telefacsimile, to:

         (i) in the case of the Servicer, at the address set forth below or such other address as may hereafter be furnished to the Owner in writing by the Servicer:

          Greenpoint Mortgage Funding, Inc.
          100 Wood Hollow Drive
          Novato, California  94945
          Attn:  _______________

         (ii) in the case of the Owner, at the address set forth below, or such other address as may hereafter be furnished to the Servicer by the
    Owner:

              Goldman Sachs Mortgage Company
              85 Broad Street
              New York, NY  10004

              Attention:  Eugene Gorelik
              Tel:  (212) 902-3277
              Fax:  (212) 902-3000

              with copies to:

              Goldman Sachs Mortgage Company
              One New York Plaza
              New York, NY  10004
              Attention:  David Stiepleman
              Tel:  (212) 902-0940
              Fax:  (212) 428-3227

              and

              Goldman Sachs Mortgage Company
              100 Second Avenue South
              Suite 200 North
              St. Petersburg, FL  33701
              Attention:  Debbie Brown
              Tel:  (727) 825-3811
              Fax:  (727) 825-3821

and in the case of any subsequent Owner, as set forth in written notice supplied to the Servicer by such subsequent Owner. All reports that are due to the Owner from the Servicer pursuant to Section 4.2 shall be deemed to have been duly given if delivered to the Internet address from time to time provided by the Owner to the Servicer.

         Section 9.8 Severability of Provisions

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or the rights of the Owner hereunder. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

         Section 9.9 Disclosure of Relationship

         Each party (including the respective affiliates) shall have the right upon obtaining prior written consent from the other party, from time to time, to publish, distribute, advertise or otherwise disclose the relationship and the general services created and performed under this Agreement; provided, however, such disclosure shall not identify the amount or nature of fees earned or to be paid hereunder. No disclosure permitted by this Section 9.10 shall include any Mortgagor information.

         Section 9.10 Exhibits and Schedules

         The following exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this
Agreement:

         Exhibit A.MORTGAGE LOAN SCHEDULE

         Exhibit B.LIST OF COLLATERAL DOCUMENTS

         Exhibit C.LIST OF DOCUMENTS IN CREDIT FILE

         Exhibit D.FORM OF SARBANES-OXLEY ACT CERTIFICATION

         Section 9.11 Counterparts; Successors and Assigns

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 6.4, 6.5, 7.1 and 8.1, this Agreement shall inure to the benefit of and be binding upon the Servicer, the Owner and their respective successors and assigns.

         Section 9.12 Effect of Headings

         The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 9.13 Other Agreements Superseded

         This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 9.14 Confidentiality

         Each of the Owner and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of such terms is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) such terms are disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such Person's duties for such party, to the extent such party has procedures in effect to inform such Person of the confidential nature thereof; (c) such terms are disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a Securitization of the Mortgage Loans by the Owner (or an affiliate assignee thereof) or to any Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement;

and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

                                   ARTICLE X

                         COMPLIANCE WITH REGULATION AB

         Section 10.1 Intent of the Parties; Reasonableness.

         The Owner and the Servicer acknowledge and agree that the purpose of
Article X of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance

         Section 10.2 Additional Representations and Warranties of the
Servicer.

         (a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or any Depositor under Section 10.3 that, except as disclosed in writing to the Owner or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this

Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or any Depositor under Section 10.3, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

         Section 10.3 Information to Be Provided by the Servicer.

                  In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (a), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

         (a) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding each each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                  (A) [Reserved];

                  (B) [Reserved];

                  (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

                  (D) a description of any affiliation or relationship between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

                           (1) the sponsor;
                           (2) the depositor;
                           (3) the issuing entity;
                           (4) any servicer;
                           (5) any trustee;
                           (6) any originator;
                           (7) any significant obligor;

                           (8) any enhancement or support provider; and
                           (9) any other material transaction party.

         (b) [Reserved].

         (c) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108 of Regulation AB. Such information shall include, at a minimum:

                  (A) the Servicer's form of organization;

                  (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                           (1) whether any prior securitizations of mortgage
                  loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                           (2) the extent of outsourcing the Servicer
                  utilizes;

                           (3) whether there has been previous disclosure of
                  material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                           (4) whether the Servicer has been terminated as
                  servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                           (5) such other information as the Owner or any
                  Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                  (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                  (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

                  (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                  (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                  (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                  (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

         (d) If so requested by the Owner or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Owner and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and
(ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

         (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

         (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information reasonably available to the Servicer regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information).

         Section 10.4 Servicer Compliance Statement.

                  On or before March 15th of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

         Section 10.5 Report on Assessment of Compliance and Attestation.

         (a) On or before March 15th of each calendar year, commencing in 2007, the Servicer shall:

                  (i) deliver to the Owner and any Depositor a report (in form and substance reasonably satisfactory to the Owner and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto delivered to the Owner concurrently with the execution of this Agreement;

                  (ii) deliver to the Owner and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 10.6(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

                  (iv) deliver to the Owner, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit D.

                  The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

         (b) Each assessment of compliance provided by a Subservicer pursuant to Section 10.5(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 10.5(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 10.6.

         Section 10.6 Use of Subservicers and Subcontractors.

                  The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

         (a) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 10.2, 10.3(c) and (e), 10.4, 10.5 and 10.7 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under
Section 10.3(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 10.4, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 10.5 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 10.5 as and when required to be delivered.

         (b) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

                  As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 10.5 and 10.7 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 10.5, in each case as and when required to be delivered.

         Section 10.7 Indemnification; Remedies.

         (a) The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article X by or on behalf of the Servicer, or provided under this Article X by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
         Article X, including any failure by the Servicer to identify pursuant to Section 10.6(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                  (iii) any breach by the Servicer of a representation or warranty set forth in Section 10.2(a) or in a writing furnished pursuant to Section 10.2(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.2(b) to the extent made as of a date subsequent to such closing date.

                  In the case of any failure of performance described in clause (a)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Interim Service, any Subservicer or any Subcontractor.

         (b) (i) Any failure by Greenpoint, Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article X or under
Article VII of the Purchase Agreement, or any breach by the Servicer of a representation or warranty set forth in Section 10.2(a) or in a writing furnished pursuant to Section 10.2(b) or any breach by Greenpoint of a representation or warranty set forth in Section 7.02(a) of the Purchase Agreement or in a writing furnished pursuant to Section 7.02(b) of the Purchase Agreement and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.2(b) or any breach by Greenpoint of a representation or warranty in a writing furnished pursuant to Section 7.02(b) of the Purchase Agreement to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable

Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

                  (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 10.4 or 10.5, including any failure by the Servicer to identify pursuant to Section 10.6(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

                  (iii) The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.





                        [signatures start on next page]

         IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed to this Servicing Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                          SERVICER:

                                          GREENPOINT MORTGAGE FUNDING, INC.

                                          By:  ________________________________
                                               Name:
                                               Title:

                                          OWNER:

                                          GOLDMAN SACHS MORTGAGE COMPANY

                                          By:  ________________________________
                                               Name:
                                               Title:

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                          [attach read-only diskette]

                                   EXHIBIT B

                           LIST OF CREDIT DOCUMENTS

           Copy of Note

           Copy of Mortgage or Deed of Trust, including all riders

           Copy of all riders to Note and Mortgage or Deed of Trust

           Settlement statement (HUD 1)

           Copy of PMI Certificate (if applicable)

           Appraisal

           Flood determination certificate

           Hazard Insurance declaration page

           Loan application

                                   EXHIBIT C

                     LIST OF DOCUMENTS IN COLLATERAL FILE

           (a) the original Mortgage Note bearing all intervening endorsements, endorsed in blank and signed in the name of Greenpoint by an officer thereof;

           (b) the original Assignment of Mortgage with assignee's name left blank;

           (c) the original of any guarantee executed in connection with the Mortgage Note;

           (d) the original Mortgage with evidence of recording thereon, or if any such mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded mortgage, a photocopy of such mortgage certified by Greenpoint to be a true and complete copy of the original recorded mortgage;

           (e) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

           (f) the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a photocopy of such intervening assignment of mortgage, certified by Greenpoint to be a true and complete copy of the original recorded intervening assignment of mortgage;

           (g) the original mortgagee title insurance policy including an Environmental Protection Agency Endorsement and, with respect to any Adjustable Rate Mortgage Loan, an adjustable-rate endorsement;

           (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

           (i) a copy of any applicable power of attorney; and

           (j) with respect to any Cooperative Loan, the applicable Cooperative Loan Documents.

                                   EXHIBIT D

                         FORM OF ANNUAL CERTIFICATION

         Re: The Amended and Restated Servicing Agreement dated as of November [ ], 2005 (the "Agreement"), among Greenpoint Mortgage Funding, Inc. and Goldman Sachs Mortgage Co.

                  I, ________________________________, the
_______________________ of Greenpoint Mortgage Funding, Inc. (the "Company"), certify to Goldman Sachs Mortgage Co., [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

         2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

         4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

         5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                           Date:_______________________________

                                           By:  _______________________________
                                                Name:
                                                Title:

                                   EXHIBIT E

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by Greenpoint Mortgage Funding, Inc. [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                          Servicing Criteria                                     Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
         Reference                             Criteria

                                   General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)                Policies and procedures are instituted to monitor
                             any performance or other triggers and events of
                             default in accordance with the transaction
                             agreements.

1122(d)(1)(ii)               If any material servicing activities are
                             outsourced to third parties, policies and
                             procedures are instituted to monitor the third
                             party's performance and compliance with such
                             servicing activities.

1122(d)(1)(iii)              Any requirements in the transaction agreements to
                             maintain a back-up servicer for the mortgage loans
                             are maintained.

1122(d)(1)(iv)               A fidelity bond and errors and omissions policy
                             is in effect on the party participating in the
                             servicing function throughout the reporting
                             period in the amount of coverage required by and
                             otherwise in accordance with the terms of the
                             transaction agreements.

                                    Cash Collection and Administration

1122(d)(2)(i)                Payments on mortgage loans are deposited into the
                             appropriate custodial bank accounts and related
                             bank clearing accounts no more than two business
                             days following receipt, or such other number of
                             days specified in the transaction agreements.

1122(d)(2)(ii)               Disbursements made via wire transfer on behalf of
                             an obligor or to an investor are made only by
                             authorized personnel.

1122(d)(2)(iii)              Advances of funds or guarantees regarding
                             collections, cash flows or distributions, and any
                             interest or other fees charged for such advances,
                             are made, reviewed and approved as specified in the
                             transaction agreements.


                                                     E-1

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                          Servicing Criteria                                     Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
         Reference                             Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)               The related accounts for the transaction, such as
                             cash reserve accounts or accounts established as
                             a form of overcollateralization, are separately
                             maintained (e.g., with respect to commingling of
                             cash) as set forth in the transaction agreements.

1122(d)(2)(v)                Each custodial account is maintained at a
                             federally insured depository institution as set
                             forth in the transaction agreements. For purposes
                             of this criterion, "federally insured depository
                             institution" with respect to a foreign financial
                             institution means a foreign financial institution
                             that meets the requirements of Rule 13k-1(b)(1)
                             of the Securities Exchange Act.

1122(d)(2)(vi)               Unissued checks are safeguarded so as to prevent
                             unauthorized access.

1122(d)(2)(vii)              Reconciliations are prepared on a monthly basis
                             for all asset-backed securities related bank
                             accounts, including custodial accounts and
                             related bank clearing accounts. These
                             reconciliations are (A) mathematically accurate;
                             (B) prepared within 30 calendar days after the
                             bank statement cutoff date, or such other number
                             of days specified in the transaction agreements;
                             (C) reviewed and approved by someone other than
                             the person who prepared the reconciliation; and
                             (D) contain explanations for reconciling items.
                             These reconciling items are resolved within 90
                             calendar days of their original identification,
                             or such other number of days specified in the
                             transaction agreements.

                                     Investor Remittances and Reporting

1122(d)(3)(i)                Reports to investors, including those to be filed
                             with the Commission, are maintained in accordance
                             with the transaction agreements and applicable
                             Commission requirements. Specifically, such
                             reports (A) are prepared in accordance with
                             timeframes and other terms set forth in the
                             transaction agreements; (B) provide information
                             calculated in accordance with the terms specified
                             in the transaction agreements; (C) are filed with
                             the Commission as required by its rules and
                             regulations; and (D) agree with investors' or the
                             trustee's records as to the total unpaid
                             principal balance and number of mortgage loans
                             serviced by the Servicer.



                                                     E-2

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                          Servicing Criteria                                     Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
         Reference                             Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)               Amounts due to investors are allocated and remitted
                             in accordance with timeframes, distribution
                             priority and other terms set forth in the
                             transaction agreements.

1122(d)(3)(iii)              Disbursements made to an investor are posted
                             within two business days to the Servicer's
                             investor records, or such other number of days
                             specified in the transaction agreements.

1122(d)(3)(iv)               Amounts remitted to investors per the investor
                             reports agree with cancelled checks, or other form
                             of payment, or custodial bank statements.

                                         Pool Asset Administration

1122(d)(4)(i)                Collateral or security on mortgage loans is
                             maintained as required by the transaction
                             agreements or related mortgage loan documents.

1122(d)(4)(ii)               Mortgage loan and related documents are safeguarded
                             as required by the transaction agreements

1122(d)(4)(iii)              Any additions, removals or substitutions to the
                             asset pool are made, reviewed and approved in
                             accordance with any conditions or requirements in
                             the transaction agreements.

1122(d)(4)(iv)               Payments on mortgage loans, including any
                             payoffs, made in accordance with the related
                             mortgage loan documents are posted to the
                             Servicer's obligor records maintained no more
                             than two business days after receipt, or such
                             other number of days specified in the transaction
                             agreements, and allocated to principal, interest
                             or other items (e.g., escrow) in accordance with
                             the related mortgage loan documents.

1122(d)(4)(v)                The Servicer's records regarding the mortgage
                             loans agree with the Servicer's records with
                             respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)               Changes with respect to the terms or status of an
                             obligor's mortgage loans (e.g., loan modifications
                             or re-agings) are made, reviewed and approved by
                             authorized personnel in accordance with the
                             transaction agreements and related pool asset
                             documents.



                                                     E-3

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                          Servicing Criteria                                     Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
         Reference                             Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)              Loss mitigation or recovery actions (e.g.,
                             forbearance plans, modifications and deeds in
                             lieu of foreclosure, foreclosures and
                             repossessions, as applicable) are initiated,
                             conducted and concluded in accordance with the
                             timeframes or other requirements established by
                             the transaction agreements.

1122(d)(4)(viii)             Records documenting collection efforts are
                             maintained during the period a mortgage loan is
                             delinquent in accordance with the transaction
                             agreements. Such records are maintained on at
                             least a monthly basis, or such other period
                             specified in the transaction agreements, and
                             describe the entity's activities in monitoring
                             delinquent mortgage loans including, for example,
                             phone calls, letters and payment rescheduling
                             plans in cases where delinquency is deemed
                             temporary (e.g., illness or unemployment).

1122(d)(4)(ix)               Adjustments to interest rates or rates of return
                             for mortgage loans with variable rates are
                             computed based on the related mortgage loan
                             documents.

1122(d)(4)(x)                Regarding any funds held in trust for an obligor
                             (such as escrow accounts): (A) such funds are
                             analyzed, in accordance with the obligor's
                             mortgage loan documents, on at least an annual
                             basis, or such other period specified in the
                             transaction agreements; (B) interest on such
                             funds is paid, or credited, to obligors in
                             accordance with applicable mortgage loan
                             documents and state laws; and (C) such funds are
                             returned to the obligor within 30 calendar days
                             of full repayment of the related mortgage loans,
                             or such other number of days specified in the
                             transaction agreements.

1122(d)(4)(xi)               Payments made on behalf of an obligor (such as
                             tax or insurance payments) are made on or before
                             the related penalty or expiration dates, as
                             indicated on the appropriate bills or notices for
                             such payments, provided that such support has
                             been received by the servicer at least 30
                             calendar days prior to these dates, or such other
                             number of days specified in the transaction
                             agreements.

1122(d)(4)(xii)              Any late payment penalties in connection with any
                             payment to be made on behalf of an obligor are paid
                             from the servicer's funds and not charged to the
                             obligor, unless the late payment was due to the
                             obligor's error or omission.



                                                     E-4

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                          Servicing Criteria                                     Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
         Reference                             Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)

                             Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)              Delinquencies, charge-offs and uncollectible
                             accounts are recognized and recorded in
                             accordance with the transaction agreements.

1122(d)(4)(xv)               Any external enhancement or other support,
                             identified in Item 1114(a)(1) through (3) or Item
                             1115 of Regulation AB, is maintained as set forth
                             in the transaction agreements.



                                                                           [NAME OF INTERIM SERVICER]
                                                                              [SUBSERVICER]



                                                                           Date:_______________________________

By:
Name:
Title



                                                     E-5

                                   EXHIBIT 3

                                Sale Agreement



                                [See Attached]



                                     3-2

                                                                EXECUTION COPY





                       GREENPOINT MORTGAGE FUNDING, INC.
                                   as Seller


                                      and


                        GOLDMAN SACHS MORTGAGE COMPANY,
                                 as Purchaser


                             AMENDED AND RESTATED


                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT


                         dated as of November 1, 2005



             Fixed and Adjustable Rate Residential Mortgage Loans
                             (SERVICING RETAINED)

                                               ARTICLE I DEFINITIONS



                                   ARTICLE II PRE-CLOSING AND CLOSING PROCEDURES

Section 2.01        Books and Records; Transfers of Mortgage Loans...............................................12
Section 2.02        Due Diligence by the Purchaser...............................................................13
Section 2.03        Identification of Mortgage Loan Package......................................................13
Section 2.04        Credit Document Deficiencies Identified During Due Diligence.................................13
Section 2.05        Delivery of Collateral Files.................................................................14
Section 2.06        Purchase Confirmation........................................................................14
Section 2.07        Closing......................................................................................14
Section 2.08        Payment of the Purchase Proceeds.............................................................14
Section 2.09        Entitlement to Payments on the Mortgage Loans................................................14
Section 2.10        Payment of Costs and Expenses................................................................14
Section 2.11        MERS Mortgage Loans and the MERS System......................................................14


                          ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01        Representations and Warranties Respecting GreenPoint.........................................14
Section 3.02        Representations and Warranties Regarding Individual Mortgage Loans...........................14
Section 3.03        Remedies for Breach of Representations and Warranties........................................14
Section 3.04        Accrual of Cause of Action...................................................................14


                             ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        GreenPoint to Act as Servicer................................................................14


                                         ARTICLE V COVENANTS BY GREENPOINT

Section 5.01        Indemnification by GreenPoint................................................................14
Section 5.02        [RESERVED]...................................................................................14
Section 5.03        Merger or Consolidation of GreenPoint........................................................14
Section 5.04        Limitation on Liability of GreenPoint and Others.............................................14
Section 5.05        No Transfer of Servicing.....................................................................14


                                              ARTICLE VI MISCELLANEOUS

Section 6.01        Notices......................................................................................14
Section 6.02        Sale Treatment...............................................................................14
Section 6.03        Exhibits.....................................................................................14
Section 6.04        General Interpretive Principles..............................................................14
Section 6.05        Reproduction of Documents....................................................................14
Section 6.06        Further Agreements...........................................................................14
Section 6.07        Assignment of Mortgage Loans by the Purchaser; Securitization Transaction....................14
Section 6.08        Conflicts between Transaction Documents......................................................14


                                                         i

Section 6.09        Governing Law................................................................................14
Section 6.10        Severability Clause..........................................................................14
Section 6.11        Successors and Assigns.......................................................................14
Section 6.12        Relationship of Parties......................................................................14
Section 6.13        Solicitation of Mortgagor....................................................................14
Section 6.14        Confidentiality..............................................................................14
Section 6.15        Entire Agreement.............................................................................14


                                                    ARTICLE VII



                                           COMPLIANCE WITH REGULATION AB

Section 7.01        Intent of the Parties; Reasonableness........................................................14
Section 7.02        Additional Representations and Warranties of GreenPoint......................................14
Section 7.03        Information to Be Provided by GreenPoint.....................................................14
Section 7.04        Indemnification; Remedies....................................................................14

EXHIBITS

Exhibit A           Schedule of Collateral Documents............................................................A-1
Exhibit B           Form of Purchase Confirmation...............................................................B-1
Exhibit C           [RESERVED]..................................................................................C-1
Exhibit D           Form of Trade Confirmation..................................................................D-1
Exhibit E           Mortgage File...............................................................................E-1
Exhibit F           Indemnification and Contribution Agreement .................................................F-1


                                                        ii

                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT

         This Amended and Restated Master Mortgage Loan Purchase Agreement is made and entered into as of November 1, 2005 (the "Agreement"), between GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, California 94945 ("GreenPoint"), and Goldman Sachs Mortgage Company, having an address at 85 Broad Street, New York, New York 10004 (the "Purchaser").

                                R E C I T A L S
                                - - - - - - - -

         The Purchaser and GreenPoint are parties to that certain Master Mortgage Loan Purchase Agreement, dated as of April 1, 2004, as amended (the "Original Purchase Agreement"), pursuant to which, from time to time, the Purchaser has agreed to purchase from GreenPoint, and, GreenPoint has agreed to sell from time to time to the Purchaser all of GreenPoint's right, title and interest, excluding servicing rights, in and to those certain mortgage loans identified in a Purchase Confirmation (as defined below) executed by GreenPoint and the Purchaser.

         WHEREAS, at the present time, the Purchaser and GreenPoint desire to amend the Original Purchase Agreement to make certain modifications as set forth herein with respect to all Mortgage Loans acquired pursuant to this Agreement or the Original Purchase Agreement.

         In consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GreenPoint and the Purchaser agree as follows:

                                   ARTICLE I
                                  DEFINITIONS


         Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein. Any capitalized term used or defined in a Purchase Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

         Adjustable Rate Mortgage Loan: Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

         Agency: Either Fannie Mae or Freddie Mac.

         Agreement: This Master Mortgage Loan Purchase Agreement, including all exhibits and supplements hereto, and all amendments hereof.

         ALTA: The American Land Title Association or any successor thereto.

         Applicable Law: All provisions of statutes, rules and regulations, interpretations and orders of governmental bodies or regulatory agencies applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

         Appraised Value: The value of the related Mortgaged Property as set forth in an appraisal made in connection with the origination of a Mortgage Loan or the sale price of the related Mortgaged Property if the proceeds of such Mortgage Loan were used to purchase such Mortgaged Property, whichever is less; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

         Balloon Mortgage Loan: Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in either the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

         Closing: The consummation of the sale and purchase of each Mortgage Loan Package.

         Closing Date: The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the Trade Confirmation or Purchase Confirmation.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Collateral Documents: The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

         Collateral File: With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

         Combined Loan-to-Value Ratio: As of any date and as to any Mortgage Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan and (ii) the Stated Principal Balance (or the original principal balance, if so indicated) as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Mortgage Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property.

         Commission: The United States Securities and Exchange Commission.

         Condemnation Proceeds: All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

         Convertible Mortgage Loan: Any individual Adjustable Rate Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Adjustable Rate Mortgage Loan to a Fixed Rate Mortgage Loan in accordance with the terms of the related Mortgage Note.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

         Cooperative Shares: Shares issued by a Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

         Credit File: The file retained by GreenPoint that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by GreenPoint on microfilm or any other comparable medium.

         Custodial Account: The account or accounts created and maintained pursuant to Section 4.4 of the Servicing Agreement, each of which shall be an Eligible Account.

         Custodial Agreement: The letter agreement that governs the temporary retention of the Collateral Files by the Custodian with respect to a Closing Date.

         Custodian: Deutsche Bank National Trust Company, its successor in interest or assign, or such other custodian that may be designated by the Purchaser from time to time.

         Cut-off Date: The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related Trade Confirmation or Purchase Confirmation.

         Cut-off Date Balance: The aggregate scheduled unpaid principal balance of the Mortgage Loans in a Mortgage Loan Package as of the Cut-off Date, after application of (i) scheduled payments of principal due on such Mortgage Loans on or before such Cut-off Date, whether or not collected, and
(ii) any Principal Prepayments received from the Mortgagor prior to the Cut-off Date.

         Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Determination Date: The Business Day immediately preceding the related Remittance Date.

         Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Eligible Account: An account or accounts (i) maintained with a federal or state chartered depository institution the short term debt obligations of which are rated by a nationally recognized statistical rating agency in its highest rating categories at the time of any deposit therein and
(ii) the deposits of which are insured up to the maximum permitted by the FDIC.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.6 of the Servicing Agreement, each of which shall be an Eligible Account.

         Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums, and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

         Exchange Act. The Securities Exchange Act of 1934, as amended.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 7.1 of the Servicing Agreement.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Fannie Mae: The Federal National Mortgage Association or any successor organization.

         Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide, and all amendments or additions thereto.

         First Lien Mortgage Loan: Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

         Fixed Rate Mortgage Loan: Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

         Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor organization.

         Funding Deadline: With respect to each Closing Date, one o'clock (1:00) p.m. New York time.

         GreenPoint: GreenPoint Mortgage Funding, Inc., or any successor or assign to GreenPoint under this Agreement as provided herein.

         Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

         High Cost Loan: A Mortgage Loan covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term was defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 6, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation."

         Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

         HUD: The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

         Index: With respect to any Adjustable Rate Mortgage Loan on each Interest Adjustment Date the applicable index as set forth in the related Mortgage Note.

         Interest Adjustment Date: With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

         Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

         Liquidation Proceeds: Amounts, other than PMI Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by GreenPoint in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

         LPMI Fee: The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by GreenPoint to pay the premium due on the PMI Policy with respect to such LPMI Loan.

         LPMI Loan: Any Mortgage Loan with respect to which GreenPoint is responsible for paying the premium due on the related PMI Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

         LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

         MERS: Mortgage Electronic Registration Systems, Inc. or any successor or assign thereto.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

         MERS System: The electronic system of recording transfers of mortgages maintained by MERS.

         MIC: A mortgage insurance certificate issued by HUD.

         Missing Credit Documents: As defined in Section 2.04 hereof.

         Monthly Payment: The scheduled monthly payment of principal and interest on a

         Mortgage Loan.

         Mortgage: With respect to a Mortgage Loan that is not a Cooperative Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Mortgage Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien , upon a leasehold estate of the Mortgagor. With respect to a Cooperative Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease.

         Mortgage File: With respect to any Mortgage Loan, the items listed in Exhibit E hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

         Mortgage Loan: Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto. Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

         Mortgage Loan Package: The Mortgage Loans sold to the Purchaser pursuant to a Purchase Confirmation.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Seller's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property (or, in the case of each Cooperative Loan, of the related Cooperative Unit); (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four family residence, condominium, manufactured housing, mixed-use property, raw land and other non-residential properties, planned unit development or cooperative stock in a cooperative housing corporation; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan (i.e., Fixed Rate or Adjustable Rate Mortgage Loan); (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) whether the Mortgage Loan has Monthly Payments that are interest only for a period of time; (11) the Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan has negative amortization and the maximum amount of such negative amortization; (20) a code indicating whether the Mortgage Loan had a second lien at origination; (21) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (22) a code indicating whether the Mortgaged Property is a leasehold estate; (23) the due date of the Mortgage Loan; (24) whether the Mortgage Loan is insured by a PMI Policy and the name of the insurer; (25) the certificate number of the PMI Policy; (26) the amount of coverage of the PMI Policy; (27) the type of appraisal; (28) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan; (29) a code indicating whether the Mortgage Loan is subject to a prepay penalty and the terms of such prepayment penalty; (30) documentation type (including asset and income type); (31) first payment date; (32) the schedule of the payment delinquencies in the prior 12 months; (33) FICO score; (34) the Mortgagor's name; (35) the stated maturity date; (36) the original principal amount of the Mortgage and (37) a field indicating whether such Mortgage Loan is a Home Loan. With respect to any Adjustable Rate Mortgage: (a) the Gross Margin; (b) the Periodic Rate Cap; (c) the Lifetime Rate Cap; (d) the first Interest Adjustment Date cap and the Interest Adjustment Date frequency; (e) the minimum Mortgage Interest Rate; (f) the first Interest Adjustment Date immediately following the Cut-off Date; and (g) the Index, including the methodology for rounding (e.g. rounded upward, if necessary, to the next nearest ten thousandth (.0001)) and the applicable time frame for determining the Index.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: With respect to a Mortgage Loan that is not a Cooperative Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Cooperative Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease.

         Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

         Mortgagor: The obligor on a Mortgage Note and their successors in title to the Mortgaged Property.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.

         Other Insurance Proceeds: Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that GreenPoint would follow in servicing mortgage loans held for its own account.

         Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability corporation, unincorporated organization or government or any agency or political subdivision thereof.

         PMI Policy: A policy of private mortgage guaranty insurance relating to a Mortgage Loan and issued by a Qualified Insurer.

         PMI Proceeds: Proceeds of any PMI Policy.

         Preliminary Mortgage Loan Package: The mortgage loans identified or described in a Trade Confirmation, which, subject to the Purchaser's due diligence as contemplated in Section 2.02, are intended to be sold under this Agreement as a Mortgage Loan Package.

         Preliminary Mortgage Loans: The mortgage loans constituting a Preliminary Mortgage Loan Package.

         Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon (unless the Purchase Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

         Purchase Confirmation: A letter agreement, substantially in the form of Exhibit B hereto, executed by GreenPoint and the Purchaser in connection with the purchase and sale of each Mortgage Loan Package, which sets forth the terms relating thereto including a description of the related Mortgage Loans (including the Mortgage Loan Schedule), the purchase price for such Mortgage Loans, the Closing Date and the Servicing Fee Rate.

         Purchase Proceeds: The amount paid on the related Closing Date by the Purchaser to GreenPoint in exchange for the Mortgage Loan Package purchased on such Closing Date as set forth in the applicable Purchase Confirmation.

         Purchaser: The Person identified as the "Purchaser" in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided. Any reference to "Purchaser" as used herein shall be deemed to include any designee of the Purchaser, so long as such designation was made in accordance with the limitations set forth in Section 6.07.

         Qualified Correspondent: Any Person from which GreenPoint purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between GreenPoint and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to GreenPoint, in accordance with underwriting guidelines designated by GreenPoint ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by GreenPoint within 180 days after origination; (iii) either
(x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by GreenPoint in origination of mortgage loans of the same type as the Mortgage Loans for GreenPoint's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by GreenPoint on a consistent basis for use by lenders in originating mortgage loans to be purchased by GreenPoint; and (iv) GreenPoint employed, at the time such Mortgage Loans were acquired by GreenPoint, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by GreenPoint.

         Qualification Defect: With respect to a Mortgage Loan, (a) a defective document in the Credit File or the Mortgage File, (b) the absence of a document in the Credit File or Mortgage File, or (c) the breach of any representation, warranty or covenant with respect to the Mortgage Loan made by GreenPoint, but, in each case, only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC provisions.

         Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

         Qualified Substitute Mortgage Loan: A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by GreenPoint in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof; (v) shall be the same type of Mortgage Loan (i.e., an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan).

         Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

         Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Securitization Transaction pursuant to Section 6.07 hereof. The Reconstitution Date shall be such date which the Purchaser shall designate in writing.

         Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

         Regulation AB: Subpart 229.1100 Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         Remittance Date: The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following.

         REO Disposition: The final sale by GreenPoint of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in Section 4.13.

         REO Property: A Mortgaged Property acquired by GreenPoint on behalf of the Purchaser as described in Section 4.13.

         Repurchase Price: With respect to any Mortgage Loan, a price equal to
(i) the Stated Principal Balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the last day of the month in which the repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase plus (iii) with respect to any Mortgage Loan included in a Securitization Transaction, damages incurred by the Purchaser or its assignee including the trust in any securitization in connection with any violation by such Mortgage Loan of any predatory or abusive lending law provided, however, that if at the time of repurchase GreenPoint is not the Seller or an affiliate of GreenPoint, the amount described in clause (ii) shall be computed at the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

         Securities Act: The Securities Act of 1933, as amended.

         Securitization Transaction. Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Coop Shares and the related Proprietary Lease.

         Seller Information: As defined in Subsection 6.07(d).

         Servicing Agreement: The agreement dated as of April 1, 2004 and signed by the Purchaser and GreenPoint with respect to the administration and servicing of the Mortgage Loans.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to GreenPoint, which shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by GreenPoint, or as otherwise provided herein. Subject to the foregoing, and with respect to each Mortgage Loan, GreenPoint shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

         Servicing Fee Rate: With respect to any Mortgage Loan, the rate per annum set forth in the applicable Trade Confirmation or Purchase Confirmation.

         Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

         Stated Principal Balance: With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

         Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by GreenPoint.

         Trade Confirmation: A letter agreement substantially in the form of Exhibit D hereto executed by GreenPoint and the Purchaser prior to the applicable Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

         Transaction Documents: With respect to any Mortgage Loan, the related Trade Confirmation, the related Purchase Confirmation, the Custodial Agreement, the Servicing Agreement and this Agreement.

         Updated LTV: With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                  ARTICLE II
                      PRE-CLOSING AND CLOSING PROCEDURES

                   Section 2.01 Books and Records; Transfers of Mortgage Loans.

         From and after the sale of the Mortgage Loans to the Purchaser, all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loans on account of interest and principal due after the Cut-off Date, shall be held by GreenPoint in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and GreenPoint shall retain record title to the related Mortgage Loans for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         The sale of each Mortgage Loan shall be reflected on GreenPoint's balance sheet and other financial statements as a sale of assets by GreenPoint. GreenPoint shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.

In particular, GreenPoint shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac, and periodic inspection reports as required by Section 3.15 of the Servicing Agreement. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by GreenPoint may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as GreenPoint complies with the requirements of the Fannie Mae or Freddie Mac Selling and Servicing Guide, as amended from time to time. GreenPoint shall indemnify the Purchaser and hold it harmless against any damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from the unenforceability (as determined by a court of competent jurisdiction) of any Mortgage Loan document recreated in the manner described in the foregoing sentence against the applicable Mortgagor as a result of such recreation or the absence of such original Mortgage Loan document.

                  Section 2.02 Due Diligence by the Purchaser.

         Review of Credit File and Mortgage File. At least 15 days prior to the Closing Date, GreenPoint shall make available to the Purchaser the Credit File and the Mortgage File for each Preliminary Mortgage Loan in the related Preliminary Mortgage Loan Package and shall accommodate reasonable requests by the Purchaser to provide personnel and documents as necessary to facilitate the review. GreenPoint shall deliver to the Purchase a diskette or a compact disc that contains the Credit File and the Mortgage File for each such Preliminary Mortgage Loan and the Purchaser shall have the right to review the Credit File and the Mortgage File for each such Preliminary Mortgage Loan for the purpose of determining whether each Preliminary Mortgage Loan conforms in all material respects to the applicable terms contained in the Transaction Documents, which determination shall be made in the Purchaser's sole discretion; provided, further, that the Purchaser, in its sole discretion, has the right to reject any Preliminary Mortgage Loan if the original Mortgage Note for such Preliminary Mortgage Loan is lost. In the event that the Purchaser rejects any Preliminary Mortgage Loan based on such review, GreenPoint shall have the opportunity, at the discretion of the Purchaser, to substitute replacement Preliminary Mortgage Loans satisfying the requirements set forth above, and the Purchaser shall have the right to review any such replacement Preliminary Mortgage Loan(s) in the manner contemplated above. Such examination may be made by the Purchaser or its designee, at its expense, at any reasonable time before the Closing Date. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Credit Files and the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

         Section 2.03 Identification of Mortgage Loan Package.

         At least three (3) Business Days prior to the Closing Date, the Purchaser shall identify those Preliminary Mortgage Loans that the Purchaser intends to be included in the Mortgage Loan Package.

                  Section 2.04 Credit Document Deficiencies Identified During Due Diligence.

         If, with respect to a Mortgage Loan Package, the related Purchase Confirmation identifies any Mortgage Loan for which the related Credit File or the Mortgage File is missing material documentation (as used therein, the "Missing Credit Documents"), GreenPoint agrees to use its best efforts to procure each such Missing Credit Document within sixty (60) days following the related Closing Date. In the event of a default by a Mortgagor or any material impairment of the Mortgaged Property, in either case directly arising from a breach of GreenPoint's obligation to deliver the Missing Credit Document within the time specified above, GreenPoint shall repurchase such Mortgage Loan at the Repurchase Price.

                  Section 2.05 Delivery of Collateral Files.

         Custodial Agreement. GreenPoint shall, no later than five (5) Business Days prior to the related Closing Date deliver and release to the Custodian the Collateral File for each Mortgage Loan in the Mortgage Loan Package. The Custodian will certify its receipt of all such Collateral Documents required to be delivered pursuant to this Agreement. GreenPoint will be responsible for the fees and expenses with respect to the delivery and will be responsible for the fees and expenses related to the recording of the initial Assignments of Mortgage (including any fees and expenses related to any preparation and recording of any intervening or prior assignments of the Mortgage Loans to GreenPoint or to any prior owners of or mortgagees with respect to the Mortgage Loans) or Form UCC-3's for Cooperative Loans. The Purchaser will be responsible for the Custodian's fees and expenses as set forth in the Custodial Agreement.

         GreenPoint shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.1(c) or 5.1 of the Servicing Agreement within two weeks of their execution, provided, however, that GreenPoint shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation. However, if GreenPoint is unable to deliver such certified copies due to delay caused by the recording office in the applicable jurisdiction, GreenPoint shall deliver instead an Officer's Certificate from GreenPoint confirming that such document is a true and complete copy of the original and that such original has been accepted for recording.

         In the event the public recording office is delayed in returning any original document, GreenPoint shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. GreenPoint will be required to deliver the document to the Custodian by the date specified in (iv) above.

         Notwithstanding the foregoing, if the originals or certified copies required in this Section 2.05 are not delivered as required within 90 days following the Closing Date or as otherwise extended as set forth above, the related Mortgage Loan shall, upon request of the Purchaser, be repurchased by GreenPoint in accordance with Section 3.03 hereof; provided, however, that the foregoing repurchase obligation shall not apply in the event GreenPoint cannot deliver such items due to a delay caused by the recording office in the applicable jurisdiction; provided that GreenPoint shall deliver instead a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate from GreenPoint confirming that such documents have been accepted for recording. Any such document shall be delivered to the Purchaser or its designee promptly upon receipt thereof from the related recording office.

         If GreenPoint, the Purchaser or the Custodian finds any document or documents constituting a part of a Credit File or Mortgage File pertaining to a Mortgage Loan to be defective (or missing) in any material respect, and such defect or missing document materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the party discovering such defect shall promptly so notify GreenPoint. GreenPoint shall have a period of 90 days after receipt of such written notice within which to correct or cure any such defect. GreenPoint hereby covenants and agrees that, if any material defect cannot be corrected or cured, GreenPoint will, upon the expiration of the applicable cure period described above, repurchase the related Mortgage Loan in the manner set forth in Section 3.03; provided, however, that with respect to any Mortgage Loan, if such defect constitutes a Qualification Defect, any such repurchase must take place within 60 days of the date such defect is discovered.

         Notwithstanding the foregoing, with respect to a Mortgage Loan, if, at the end of such 90-day period, GreenPoint delivers an Officer's Certificate to the Purchaser certifying that GreenPoint is using good faith efforts to correct or cure such defect and identifying progress made, then the Purchaser shall grant GreenPoint an extension to correct or cure such defect. The extension shall not extend beyond (1) if the defect is a Qualification Defect, the date that is 60 days after the date the defect is discovered, or, (2) if the defect is not a Qualification Defect (as evidenced by an Opinion of Counsel), the date that is 30 days beyond the original 90-day cure period. If the defect is not a Qualification Defect, additional 30-day extensions may be obtained pursuant to the same procedure, as long as GreenPoint demonstrates continued progress toward a correction or cure; provided that no extension shall be granted beyond 180 days from the date on which the GreenPoint received the original notice of the defect.

         Notwithstanding the foregoing, with respect to a Mortgage Loan, the failure of the Purchaser to notify GreenPoint of any defective or missing document in a Credit File or Mortgage File within such 90-day period, or the failure of the Purchaser to require GreenPoint to cure or repurchase the related Mortgage Loan upon expiration of such 90-day period, shall not constitute a waiver of its rights hereunder, including the rights with respect to a Mortgage Loan, to require GreenPoint to repurchase the affected Mortgage Loan and the right to indemnification pursuant to Section 3.03 hereof.

         Section 2.06 Purchase Confirmation.

         Upon confirmation with the Purchaser of a Mortgage Loan Package, GreenPoint shall prepare and deliver to the Purchaser for execution the related Purchase Confirmation, executed by an authorized signatory of GreenPoint.

                  Section 2.07 Closing.

         The Closing of each Mortgage Loan Package shall take place on the related Closing Date and shall be subject to the satisfaction of each of the following conditions, unless otherwise waived by the prejudiced party(ies):

         (a) All of the representations and warranties of GreenPoint under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

         (b) Both parties shall have executed and delivered the related Purchase Confirmation, Trade Confirmation and Servicing Agreement;

         (c) GreenPoint shall have delivered and released to the Custodian all documents required pursuant to this Agreement; and

         (d) All other terms and conditions of this Agreement have been complied with.

                  Section 2.08 Payment of the Purchase Proceeds.

         Subject to the conditions set forth in Section 2.07, and in consideration for the Mortgage Loan Package to be purchased by the Purchaser on the related Closing Date, the Purchaser shall pay to GreenPoint on such Closing Date the Purchase Proceeds by wire transfer of immediately available funds to the account designated by GreenPoint on or before the Funding Deadline.

                  Section 2.09 Entitlement to Payments on the Mortgage Loans.

         With respect to any Mortgage Loan purchased hereunder, the Purchaser shall be entitled to (a) all scheduled principal due after the related Cut-off Date; (b) all other recoveries of principal collected after the related Cut-off Date, except for (i) recoveries of principal collected after the Cut-off Date and prior to the Closing Date that are reflected in the Mortgage Loan Schedule, and (ii) all scheduled payments of principal due on or before the related Cut-off Date; and (c) all payments of interest on such Mortgage Loan net of interest at the Servicing Fee Rate and the LPMI Fee, if applicable (minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date) due after the Cut-off Date.

                  Section 2.10 Payment of Costs and Expenses.

         The Purchaser and GreenPoint shall each bear its own costs and expenses in connection with the purchase and sale of the Mortgage Loans including any commissions due its sales personnel, the legal fees and expenses of its attorneys and any due diligence expenses. Without limiting the generality of the foregoing, any costs and expenses incurred in connection with recording the Assignment of Mortgage or any subsequent assignment thereof shall be paid for by the Purchaser.

                  Section 2.11 MERS Mortgage Loans and the MERS System.

         (a) Notwithstanding anything contained in this Agreement to the contrary, with respect to any MERS Mortgage Loan sold to the Purchaser by GreenPoint pursuant to this Agreement, GreenPoint shall cause the registration of such MERS Mortgage Loan to be changed on the MERS System to reflect the Purchaser as the beneficial owner of such MERS Mortgage Loan. The foregoing obligation of GreenPoint shall be in lieu of GreenPoint delivering to the Purchaser an Assignment of Mortgage for such MERS Mortgage Loan. With respect to the Mortgage and intervening assignments related to any MERS Mortgage Loan, GreenPoint shall, in accordance with Section 2.05, provide the Purchaser with the original Mortgage with evidence of registration with MERS and, as applicable, the originals of all intervening assignments of the Mortgage with evidence of recording thereon prior to the registration of the Mortgage Loan with the MERS System.

         (b) In connection with the MERS System, GreenPoint is hereby authorized and empowered, in its own name, to register, or change the registration of any MERS Mortgage Loan to effectuate such registration. Further, GreenPoint is authorized to cause the removal of any MERS Mortgage Loan from such registration, and to execute and deliver on behalf of itself and the Purchaser, any and all instruments of assignment and comparable instruments with respect to any registration and/or removal of such MERS Mortgage Loan on or from the MERS System.

                                 ARTICLE III
             REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

                  Section 3.01 Representations and Warranties Respecting GreenPoint.

         GreenPoint represents, warrants and covenants to the Purchaser that, as of each Closing Date:

         (a) Organization and Standing. GreenPoint is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. The execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by GreenPoint and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligation of GreenPoint; and all requisite corporate action has been taken by GreenPoint to make this Agreement valid and binding upon GreenPoint in accordance with its terms;

         (b) Due Authority. GreenPoint has the full power and authority to (i) perform and enter into and consummate all transactions contemplated by this Agreement and (ii) to sell each Mortgage Loan;

         (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of GreenPoint, which is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by GreenPoint pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (d) No Conflict. Neither the acquisition or origination of the Mortgage Loans by GreenPoint, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of GreenPoint's certificate of incorporation or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which GreenPoint is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which GreenPoint or its property is subject;

         (e) Approved Seller. GreenPoint is an approved seller/servicer for each Agency in good standing and is a mortgagee approved by the Secretary of HUD. No event has occurred, including a change in insurance coverage, which would make GreenPoint unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements. Furthermore, if at any time prior to the termination of this Agreement, GreenPoint is unable to comply with any of the Fannie Mae, Freddie Mac or HUD eligibility requirements, it shall immediately notify the Purchaser that it is no longer an approved seller/servicer as defined in the first sentence above;

         (f) No Pending Litigation. There is no action, suit, proceeding, investigation or litigation pending or, to GreenPoint's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to GreenPoint would materially and adversely affect the sale of the Mortgage Loans to the Purchaser, the ability of GreenPoint to service the Mortgage Loans hereunder in accordance with the terms hereof, or GreenPoint's ability to perform its obligations under this Agreement;

         (g) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by GreenPoint, of or compliance by GreenPoint with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

         (h) Reasonable Servicing Fee. GreenPoint acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by GreenPoint, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

         (i) Ability to Perform. GreenPoint does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. GreenPoint is solvent and the sale of the Mortgage Loans will not cause

GreenPoint to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of GreenPoint's creditors;

         (j) No Untrue Information. Neither this Agreement nor any statement, report or other document prepared and furnished, or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by GreenPoint contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

         (k) Sale Treatment. GreenPoint has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

         (l) Fair Credit Report Act. GreenPoint, in its capacity as servicer for each Mortgage Loan, has fully furnished (or caused to be furnished), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) or their successors and assigns, on a monthly basis;

         (m) No Brokers' Fees. GreenPoint has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans;

         (n) Fair Consideration. The consideration received by GreenPoint upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans; and

         (o) USA Patriot Act of 2001. GreenPoint has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); GreenPoint has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.

                  Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.


         With respect to each Mortgage Loan (unless otherwise specified below), GreenPoint represents and warrants to the Purchaser as of the related Closing Date that:

         (a) Mortgage Loan Schedule. The information contained in the Mortgage Loan Schedule is complete, true and correct in all material respects;

         (b) No Delinquencies or Advances. All payments required to be made and credited prior to the related Cut-off Date for such Mortgage Loan under the terms of the

Mortgage Note have been made; GreenPoint has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no delinquency of more than thirty (30) days in any payment by the Mortgagor thereunder during the last twelve (12) months;

         (c) Taxes, Assessments, Insurance Premiums and Other Charges. There are no defaults by GreenPoint or any prior originator in complying with the terms of the Mortgage and there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

         (d) No Modifications. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments that have been or will be recorded, if necessary to protect the interests of the Purchaser, and that have been or will be delivered to the Purchaser, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Collateral File and the terms of which are reflected in the Mortgage Loan Schedule if executed prior to the Closing Date;

         (e) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (f) Hazard and Flood Insurance. All buildings and other customarily insured improvements upon the Mortgaged Property are insured in an amount which is not less than the lesser of (i) the maximum insurable value of the Mortgaged Property and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount that would prevent the Mortgagor from becoming a co-insurer, by an insurer acceptable to an Agency against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy. All such insurance policies contain a standard mortgagee clause naming GreenPoint, its successors and assigns as mortgagee, and all premiums thereon have been paid. If, upon the origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy that meets the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) and conforms to the requirements of an

Agency is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's expense and, upon the failure of the Mortgagor to do so, the holder of the Mortgage is authorized to maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

         (g) Compliance with Applicable Law. Any and all requirements of any federal, state or local law, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to Prepayment Penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and GreenPoint shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

         (h) No Release of Mortgage. The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. GreenPoint has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has GreenPoint waived any default;

         (i) Enforceability of Mortgage Documents. The Mortgage Note, the Mortgage and any related modifications, assignments and assumptions are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws;

         (j) Valid First Lien on Mortgage Loans that are not Cooperative Loans. Each related Mortgage is a valid, perfected, existing and enforceable first lien or a first priority ownership interest in an estate in fee simple in the Mortgaged Property, including, for Mortgage Loans that are not Cooperative Loans, all improvements on the Mortgaged Property, securing the related Mortgage Note, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgage may secure and create a first lien upon a leasehold estate of the Mortgagor. The lien of the Mortgage is subject only to:

                  (i) the lien of current real property taxes and assessments not yet due and payable;

                  (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and that do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

                  (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the

         Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;


         Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and GreenPoint has full right to sell and assign the same to the Purchaser.

         (k) Valid First Liens on Cooperative Loans: With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interests in the cooperative shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority equal to or over the GreenPoint's security interest in such cooperative shares;

         (l) With respect to each Cooperative Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Cooperative Loan;

         (m) With respect to each Cooperative Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

         (n) With respect to each Cooperative Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Cooperative Lease;

         (o) Leasehold Interests. With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease and (ix) the term of such lease does not terminate earlier than 10 years following the maturity date of the Mortgage Note;

         (p) Disbursements of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and recording the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (q) Sole Owner. GreenPoint is the sole owner and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. The Mortgage Loan is not assigned or pledged, and GreenPoint has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, participation interests, charge, claim or security interest not specifically set forth in the related Mortgage Loan Schedule and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the terms of this Agreement. Following the sale of the Mortgage Loan, the Purchaser will own the Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. GreenPoint intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan as set forth in the Servicing Agreement. After the Closing Date, GreenPoint will not have any right to modify or alter the terms of the sale of the Mortgage Loan, nor will GreenPoint have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by GreenPoint and the Purchaser;

         (r) Title Insurance. Each Mortgage Loan is covered by an ALTA lender's title insurance policy included in the related Servicing File, acceptable to an Agency, issued by a title insurer acceptable to an Agency and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in Section 3.02(j)(i), (ii) and (iii) above) GreenPoint, its successors and assigns as to the first priority lien of the Mortgage. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. GreenPoint is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including GreenPoint, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (s) No Default. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and GreenPoint has not waived any default, breach, violation or event of acceleration;

         (t) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (u) Origination and Collection Practices. The origination and collection practices used by GreenPoint with respect to each Mortgage Loan and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, GreenPoint and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due GreenPoint have been capitalized under any Mortgage or the related Mortgage Note. All payments have been collected in compliance with local, state and federal law and the terms of the related Mortgage Note. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with local, state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

         (v) No Condemnation or Damage. There is no proceeding pending or, to GreenPoint's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         (w) Customary and Enforceable Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (x) Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (y) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of an Agency for appraisers, duly appointed by the originator, that had no interest, direct or indirect in the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to an Agency, with such riders as are acceptable to such Agency, and such appraisal complies with the requirements of FIRREA; furthermore, the appraisal type for each Mortgage Loan is accurately reflected on the Mortgage Loan Schedule;

         (z) Trustee for Deed of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (aa) Private Mortgage Insurance. Each Mortgage Loan, with an LTV at origination in excess of eighty percent (80%) is and will be subject to a PMI Policy issued by an insurer acceptable to Fannie Mae or Freddie Mac, in at least such amounts as required by Fannie Mae or Freddie Mac. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such PMI Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith or, in the case of a lender paid mortgage insurance policy, the premiums and charges are included in the Mortgage Interest Rate for the Mortgage Loan;

         (bb) Lawfully Occupied. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including certificates of occupancy, have been made or obtained from the appropriate authorities. No improvements violate local zoning laws or regulations;

         (cc) Assignment of Mortgage. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (dd) Form of Mortgage Note and Mortgage. The Mortgage Note and Mortgage are on forms acceptable to each Agency;

         (ee) Predatory Lending Regulations. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide;

         (ff) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to each Agency. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         (gg) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel

(or more than one contiguous parcels) of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling that is secured by a leasehold estate, is a mobile home, manufactured dwelling or cooperative, provided further that as of the respective appraisal date, no portion of the Mortgaged Property was being used for commercial purposes;

         (hh) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (ii) Servicemembers Civil Relief Act. The Mortgagor has not notified GreenPoint, and GreenPoint has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law;

         (jj) Payment Terms. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest (or interest, in the case of any Mortgage Loan for which monthly payments consist of only interest for a period of time specified on the Mortgage Loan Schedule), (provided that, the installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date with respect to an Adjustable Rate Mortgage, and interest is calculated and payable in arrears) providing for full amortization by maturity over a scheduled term of no more than 30 years. No Mortgage Loan converts, pursuant to the terms of the related Mortgage Note, from having interest accrue on the principal amount thereof based on an adjustable rate to having interest accrue based on a fixed rate, and no Mortgage Loan has a shared appreciation or other contingent interest feature, or permits negative amortization. The Mortgage Interest Rate, Lifetime Rate Cap, each applicable Periodic Rate Cap and each applicable Interest Adjustment Date for each Mortgage Loan are as set forth for such Mortgage Loan in the Mortgage Loan Schedule;

         (kk) Origination. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a saving bank, a commercial bank or similar banking institution which is supervised by a Federal or State authority;

         (ll) Loan-to-Value Ratio; No Foreclosures. The Loan-to-Value Ratio of each Mortgage Loan was no greater than 100% at the time of its origination or refinancing, as applicable. No Mortgage Loan is subject to a written foreclosure agreement or pending foreclosure proceedings;

         (mm) Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with GreenPoint's underwriting guidelines (the "Underwriting Guidelines") in effect at the time origination;

         (nn) Adverse Selection. GreenPoint used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien residential mortgage loans owned by it which were available for inclusion in the Mortgage Loan Package;

         (oo) Environmental Matters. To the best knowledge of GreenPoint, the Mortgaged Property is free from any and all toxic or hazardous standards and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which GreenPoint is aware in which compliance with any environmental law, rule or regulation is an issue. To the best of GreenPoint's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

         (pp) No Bankruptcy; Acceptable Investment. The Mortgagor is not in bankruptcy and is not insolvent;

         (qq) No Additional Payments. There is no obligation on the part of GreenPoint or any other party to make payments in addition to those made by the Mortgagor;

         (rr) No Arbitration. No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

         (ss) No Credit Insurance Policies. No proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

         (tt) Prepayment Penalty Term. With respect to Mortgage Loans originated prior to October 1, 2002, no such Prepayment Penalty may be imposed for a term in excess of five (5) years following origination unless otherwise indicated on the related Mortgage Loan Schedule. With respect to Mortgage Loans originated on or after October 1, 2002, no such Prepayment Penalty may be imposed for a term in excess of three (3) years following origination. Notwithstanding any state or federal law to the contrary, GreenPoint shall not impose such Prepayment Penalty in any instance when the mortgage debt is accelerated as the result of the Mortgagor's default in making the loan payments;

         (uu) Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code;

         (vv) Credit Reporting. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by GreenPoint to the Purchaser, GreenPoint has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

         (ww) Doing Business. GreenPoint and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

         (xx) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect;

         (yy) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

         (zz) Disclosure Materials. The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File;

         (aaa) No Advancements. GreenPoint or any prior originator or servicer has not advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan;

         (bbb) Delivery of Mortgage Documents. With respect to each Mortgage Loan, GreenPoint is in possession of a complete Collateral File except for the documents which have been delivered to the Purchaser or which have been submitted for recording and not yet returned;

         (ccc) Lost Note. With respect to each Mortgage where a lost note affidavit has been delivered in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

         (ddd) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms (including, without limitation, any provisions therein relating to Prepayment Penalties);

         (eee) Construction or Rehabilitation of Mortgaged Property. (i) No Mortgage Loan was made in connection with facilitating the trade-in or exchange of a Mortgaged Property and (ii) a Mortgage Loan has a certificate of completion if such Mortgage Loan was made in connection with the construction or rehabilitation of the related Mortgaged Property;

         (fff) Other Insurance Policies; No Defense to Coverage. No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by GreenPoint or any of its designee or any corporation in which GreenPoint or any officer, director, or employee of GreenPoint had a financial interest at the time of placement of such insurance;

         (ggg) Conversion to Fixed Interest Rate. No Mortgage Loan is a Convertible Mortgage Loan;

         (hhh) No Arbitration. No Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

         (iii) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

         (jjj) Balloon Mortgage Loans. No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

         (kkk) Fannie Mae Guides Anti-Predatory Lending Eligibility. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae Guides;

         (lll) Mortgagor Selection. No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy mortgagors, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the Mortgagor may have qualified for a for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the related Mortgagor's application to such affiliate for underwriting consideration;

         (mmm) Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

         (nnn) Mortgage Loans with Prepayment Premiums. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) a mortgage loan without such a premium was available to the

Mortgagor at an interest rate and/or fee structure higher than that of the Mortgage Loan, (ii) prior to the Mortgage Loan's funding, the related Mortgagor had the option of obtaining the Mortgage Loan without a requirement for payment of such a premium, and (iii) the prepayment premium is disclosed to the related Mortgagor in the Mortgage Loan documents pursuant to applicable state and federal law;

         (ooo) Purchase of Insurance. No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit life, credit disability, accident, health, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan;

         (ppp) Points and Fees. All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such Mortgage Loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides; and

         (qqq) Disclosure of Fees and Charges. All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan, have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation.

                  Section 3.03 Remedies for Breach of Representations and Warranties.

         (a) Notice of Breach. The representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Collateral Documents or Credit File. Upon discovery by either GreenPoint or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of one or more of the related Mortgage Loans, the party discovering such breach shall give prompt written notice to the other.

         (b) Cure or Repurchase. Within sixty (60) days from the earlier of either discovery by or notice to GreenPoint of a breach of a representation or warranty that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, GreenPoint shall use its best efforts to cure such breach in all material respects, and, if such breach cannot be cured, GreenPoint shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding anything to the contrary herein, a breach of any one of the representations and warranties set forth in clauses (ee), (rr),
(ss), (tt), (uu), (vv), (hhh), (kkk), (lll), (nnn), (ooo), (ppp) and (qqq) in Subsection 3.02 shall be deemed to materially and adversely affect the value of the related Mortgage Loans and not be curable and, within sixty (60) days of the earlier of either discovery by or notice to GreenPoint, as the case may be, of such breach, GreenPoint shall repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01 and such breach cannot be cured within sixty (60) days of the earlier of either discovery by or notice to GreenPoint of such breach, GreenPoint shall repurchase such of the Mortgage Loans as shall be necessary to cure such breach at the Repurchase Price.

         (c) Substitution or Repurchase. If the breach shall involve a representation or warranty set forth in Section 3.02, other than a breach of any one of the representations and warranties set forth in clauses (ee), (rr),
(ss), (tt), (uu), (vv), (hhh), (kkk), (lll), (nnn), (ooo), (ppp) and (qqq), GreenPoint may at the discretion of the Purchaser, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If GreenPoint elects not to substitute a Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution. At the time of repurchase or substitution, the Purchaser and GreenPoint shall arrange for the reassignment of such Mortgage Loan and release of the related Collateral File to GreenPoint and the delivery to GreenPoint of any documents held by the Purchaser or its designee relating to such Mortgage Loan. In the event GreenPoint is authorized to substitute a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, GreenPoint shall, simultaneously with such reassignment, give written notice to the Purchaser that substitution has taken place and identify the Qualified Substitute Mortgage Loan(s). In connection with any such substitution, GreenPoint shall be deemed to have made as to such Qualified Substitute Mortgage Loan(s) the representations and warranties except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. GreenPoint shall effect such substitution by delivering to the Purchaser the Collateral Documents for such Qualified Substitute Mortgage Loan(s). GreenPoint shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan(s) in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by GreenPoint. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any substituted Mortgage Loan in the month of substitution, and GreenPoint shall thereafter be entitled to retain all amounts subsequently received by GreenPoint in respect of such substituted Mortgage Loan.

         For any month in which GreenPoint substitutes a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, GreenPoint shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all substituted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by GreenPoint in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, GreenPoint shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall. Notwithstanding the above, in no event shall GreenPoint substitute a loan that has been placed in a trust with respect to a securitization.

         In addition to such cure and repurchase obligations, GreenPoint shall indemnify the Purchaser, its affiliates, and their respective directors, officers and employees, as applicable, and hold the Purchaser, its affiliates and each such person harmless against any damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that is based on or grounded upon, or resulting from, a breach of GreenPoint's representations and warranties contained in this Agreements.

                  Section 3.04 Accrual of Cause of Action. Any cause of action against GreenPoint relating to or arising out of the breach of any representations and warranties made in Sections 3.01 or 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by GreenPoint to the Purchaser, (ii) failure by GreenPoint to cure such breach or substitute or repurchase such Mortgage Loan as specified above, or (iii) demand upon GreenPoint by the Purchaser for compliance with the relevant provisions of this Agreement.

                                  ARTICLE IV
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 GreenPoint to Act as Servicer.

         GreenPoint shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the terms of the Servicing Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that GreenPoint may deem necessary or desirable and consistent with the terms of the Servicing Agreement.

                                  ARTICLE V
                            COVENANTS BY GREENPOINT

                  Section 5.01 Indemnification by GreenPoint.

         GreenPoint shall indemnify the Purchaser, its affiliates, and their respective directors, officers and employees, as applicable, and hold the Purchaser, its affiliates and each such person harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys' fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of GreenPoint to perform its obligations hereunder, including its obligations to service and administer the Mortgage Loans in compliance with the terms of the Servicing Agreement.

                  Section 5.02 [RESERVED]




                  Section 5.03 Merger or Consolidation of GreenPoint

         GreenPoint shall keep in full effect its existence, rights and franchises and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

         Notwithstanding anything to the contrary contained herein, any Person into which GreenPoint may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which GreenPoint shall be a party, or any Person succeeding to the business of GreenPoint, shall be the successor of GreenPoint hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of an Agency.

                  Section 5.04 Limitation on Liability of GreenPoint and
Others.

         Neither GreenPoint nor any of the officers, employees or agents of GreenPoint shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect GreenPoint or any such person against any breach of warranties or representations made herein, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement and, provided further, that this provision shall not protect GreenPoint or any such person against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. GreenPoint and any officer, employee or agent of GreenPoint may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Notwithstanding anything to the contrary contained in this Agreement, unless one or more Event of Default by GreenPoint shall occur and shall not have been remedied within the time limits set forth in Section 7.1 of the Servicing Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office. To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide GreenPoint with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at GreenPoint receives such notice; and (ii) immediately complete, sign and return to GreenPoint any document reasonably requested by GreenPoint to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by GreenPoint. The Purchaser further agrees that GreenPoint shall have no liability for the Purchaser's failure to comply with the subsections (i) or (ii) in the foregoing sentence. GreenPoint shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that GreenPoint may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable to protect the Purchaser's interests in the Mortgage Loans. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and GreenPoint shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to GreenPoint's indemnification under Sections 3.03 and 5.01.

                  Section 5.05 No Transfer of Servicing.

         GreenPoint acknowledges that the Purchaser acts in reliance upon GreenPoint's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, GreenPoint shall not assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchaser, which consent may not be unreasonably withheld.

                                  ARTICLE VI
                                 MISCELLANEOUS

                  Section 6.01 Notices.

         All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

         (i)      to GreenPoint:

                  GreenPoint Mortgage Funding, Inc.
                  100 Wood Hollow Drive
                  Novato, California 94945
                  Attn:  _____________

         (ii)     the Purchaser:


                  To the address and contact set forth in the related Purchase Confirmation or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  Section 6.02 Sale Treatment.


         It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by GreenPoint and not a pledge of the Mortgage Loans by GreenPoint to the Purchaser to secure a debt or other obligation of GreenPoint. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on GreenPoint's business records, tax returns and financial statements. Accordingly, GreenPoint and the Purchaser shall each treat the transaction for federal income tax purposes as a sale by GreenPoint, and a purchase by the Purchaser, of the Mortgage Loans.

                  Section 6.03 Exhibits.

         The Exhibits to this Agreement and each Trade Confirmation and Purchase Confirmation executed by GreenPoint and the Purchaser are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 6.04 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

         (g) reference to the Transaction Documents or any other document referenced herein shall include all exhibits, schedules or other supplements thereto.

                  Section 6.05 Reproduction of Documents.

         This Agreement and all documents relating thereto, including (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 6.06 Further Agreements.

         GreenPoint shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to GreenPoint such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 6.07 Assignment of Mortgage Loans by the Purchaser; Securitization Transaction.

         (a) The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be the Purchaser hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the document evidencing such agreement shall have been executed by the Purchaser and the transferee and delivered to GreenPoint. Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than five (5) "Purchasers" outstanding hereunder with respect to any Mortgage Loan Package. Any trust to which Mortgage Loans may be transferred pursuant to Section 6.07(b) hereunder shall constitute a single Purchaser for the purposes of the preceding sentence.

         (b) The Purchaser and GreenPoint agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, but subject to the limitations set forth in Section 6.07(a) hereof, may effect Securitization Transaction and Whole Loan Transfer, retaining GreenPoint as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section
6.07 is rejected by the related transferee, GreenPoint shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement. GreenPoint shall cooperate with the Purchaser in connection with each Securitization Transaction and Whole Loan Transfer in accordance with this Section 6.07. In connection therewith GreenPoint shall:

                  (i) negotiate in good faith and execute any seller/servicer agreement reasonably required to effectuate the Securitization Transaction and Whole Loan Transfer, provided such agreement creates no greater obligation or cost on the part of GreenPoint than otherwise set forth in this Agreement, and provided further that GreenPoint shall be entitled to a servicing fee under that agreement at a rate per annum no less than the Servicing Fee Rate; and

                  (ii) provide as applicable:

                           (A) information pertaining to GreenPoint of the
                  type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators; and

                           (B) such opinions of counsel, letters from
                  auditors, and certificates of public officials or officers of GreenPoint as are reasonably believed necessary by the trustee, any rating agency or the Purchaser, as the case may be, in connection with such Securitization Transaction and Whole Loan Transfer. The Purchaser shall pay all reasonable third party costs associated with the preparation of the information described in clause (ii)(A) above and the delivery of any opinions, letters or certificates described in this clause (ii)(B). GreenPoint shall not be required to execute any seller/servicer agreement unless a draft of the agreement is provided to GreenPoint at least 10 days before the Reconstitution Date.

         (c) In connection with any (a) Securitization Transaction and (b) Whole Loan Transfer, GreenPoint shall restate to the Purchaser and, with respect to (a) above, to the applicable depositor (the "Depositor"), trustee (the "Trustee") and the master servicer (the "Master Servicer"), all representations and warranties contained in this Agreement, with respect to the Mortgage Loans as of the Closing Date and with respect to GreenPoint itself as of the closing date of each Whole Loan Transfer or Securitization Transaction.

         (d) In connection with any Securitization Transaction and Whole Loan Transfer, GreenPoint shall indemnify, defend and hold harmless the Purchaser, the Depositor, the Trustee, the Master Servicer, their respective affiliates, and their respective directors, officers and employees from and against any and all losses, claims, expenses, damages, liabilities, reasonable and necessary attorneys' fees and related costs, judgments, and any other costs to which any such party may be subject to as a result of any untrue statement of any material fact contained in any information (such information, the "Seller Information") prepared and furnished to the Purchaser, the Depositor, the Trustee and the Master Servicer by GreenPoint for inclusion in any related offering document or prospectus (collectively, "Offering Materials"), or arise out of, or are based upon, any omission in the Seller Information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse to all such parties, as applicable, for damages or expenses reasonably incurred by it; provided, however, that GreenPoint shall be liable only insofar as such untrue statement or omission relates solely to the Seller Information in the Offering Materials furnished to any such party by GreenPoint specifically for inclusion in the Offering Materials; and

         (e) All Mortgage Loans not sold or transferred pursuant to Securitization Transaction or Whole Loan Transfer shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  Section 6.08 Conflicts between Transaction Documents.

         In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement, the Servicing Agreement, and either the related Trade Confirmation or the related Purchase Confirmation, the terms of the related Purchase Confirmation shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Trade Confirmation and the Purchase Confirmation, the terms of the Purchase Confirmation shall control.

                  Section 6.09 Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and wholly performed within that state.

                  Section 6.10 Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

                  Section 6.11 Successors and Assigns.

         This Agreement shall bind and inure to the benefit of and be enforceable by GreenPoint and the Purchaser and the respective permitted successors and assigns of GreenPoint and the Purchaser.

                  Section 6.12 Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of GreenPoint shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 6.13 Solicitation of Mortgagor.

         From and after the Closing Date, GreenPoint hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on its behalf, to personally, by telephone or mail, solicit the mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that GreenPoint may solicit any mortgagor from whom it or its servicing affiliate has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by GreenPoint or any of its affiliates which (i) concern optional insurance products or other additional products or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspapers, radio and television advertisements shall not constitute solicitation nor is GreenPoint prohibited from responding to unsolicited requests or inquiries made by a mortgagor or an agent of a mortgagor. Notwithstanding the foregoing, the following solicitations, if undertaken by GreenPoint or any affiliate of GreenPoint, shall not be prohibited: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements and (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to mortgagors; provided, however, that similar messages and inserts are sent to borrowers of other mortgage loans serviced by GreenPoint.

                  Section 6.14 Confidentiality.

         GreenPoint, the Purchaser and their agents shall keep confidential and shall not divulge to any person, other than affiliates, without the written consent of the other party, the terms of this agreement, except (i) to the extent required by law or judicial order or to enforce its rights or remedies under this agreement, the Servicing Agreement, or any applicable agreements, (ii) to the extent such information enters into the public domain other than through the wrongful act of GreenPoint or the Purchaser, as the case may be, (iii) as is necessary in working with legal counsel, auditors, rating agencies, agents, taxing authorities or other governmental agencies, or
(iv) in order to disclose to any and all persons, without limitation of any kind, the structure and tax aspects of this sale or any transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser related to such sale, transaction and tax aspects, all as contemplated by Section 1.6011-4T(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986.

           Moreover, GreenPoint understands and agrees that this Agreement, the Servicing Agreement, any other agreements executed in connection with the sale and servicing contemplated hereunder, any agreements executed in connection with a securitization of the Mortgage Loans, and any offering circulars or other disclosure documents produced in connection with such securitization are confidential and proprietary to the Purchaser, and GreenPoint agrees to hold such documents confidential and not to divulge such documents to anyone except (a) to the extent required by law or judicial order or to enforce its rights or remedies under this letter agreement or the Agreements, (b) to the extent such information enters into the public domain other than through the wrongful act of GreenPoint (c) as is necessary in working with legal counsel, auditors, agents, taxing authorities or other governmental agencies, or (d) in order to disclose to any and all persons, without limitation of any kind, the structure and tax aspects of this sale or such securitization and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser related to such sale, securitization and tax aspects, all as contemplated by Section 1.6011-4T(b)(3) (or any successor provision) of the Treasury Regulations promulgated under
Section 6011 of the Internal Revenue Code of 1986. The rights and obligations set forth in this paragraph shall survive the Closing Date and shall not merge into the closing documents but shall be independently enforceable by the parties hereto.

                  Section 6.15 Entire Agreement.

         This Agreement and the related Trade Confirmation and Purchase Confirmation constitute the entire understanding between the parties hereto with respect to each Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same. GreenPoint and the Purchaser understand and agree that no employee, agent or other representative of GreenPoint or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement or the related Trade Confirmation or Purchase Confirmation. Neither this Agreement nor the related Trade Confirmation or Purchase Confirmation shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.


                                  ARTICLE VII
                         COMPLIANCE WITH REGULATION AB

                  Section 7.01 Intent of the Parties; Reasonableness.

         The Purchaser and GreenPoint acknowledge and agree that the purpose of Article VII of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. GreenPoint acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, GreenPoint shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to GreenPoint, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

                  Section 7.02 Additional Representations and Warranties of GreenPoint.

         (a) GreenPoint shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Subsection 7.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) GreenPoint is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of GreenPoint; (ii) GreenPoint has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving GreenPoint as servicer has been disclosed or reported by GreenPoint; (iv) no material changes to GreenPoint's policies or procedures with respect to the servicing function it will perform under the Servicing Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of GreenPoint's financial condition that could have a material adverse effect on the performance by GreenPoint of its servicing obligations under the Servicing Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against GreenPoint, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to GreenPoint, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

         (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Subsection 7.03, GreenPoint shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                  Section 7.03 Information to Be Provided by GreenPoint.

         In connection with any Securitization Transaction GreenPoint shall
(i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this Section, and (ii) as promptly as practicable following notice to or discovery by GreenPoint, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

         (a) If so requested by the Purchaser or any Depositor, GreenPoint shall provide such information regarding (i) GreenPoint, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                  (A) the originator's form of organization;

                  (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
         Item 1110(b)(2) of Regulation AB;

                  (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against GreenPoint and each Third-Party Originator; and

                  (D) a description of any affiliation or relationship between GreenPoint, each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to GreenPoint by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                           1. the sponsor;

                           2. the depositor;

                           3. the issuing entity;

                           4. any servicer;

                           5. any trustee;

                           6. any originator;

                           7. any significant obligor;

                           8. any enhancement or support provider; and

                           9. any other material transaction party.

         (b) If so requested by the Purchaser or any Depositor, GreenPoint shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) GreenPoint, if GreenPoint is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by GreenPoint (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to GreenPoint (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by GreenPoint, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

         Promptly following notice or discovery of a material error in the Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), Greenpoint shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by Greenpoint.

         If so requested by the Purchaser or any Depositor, GreenPoint shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to GreenPoint's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

         (c) [Reserved]

         (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, GreenPoint shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against GreenPoint or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between GreenPoint or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

                  Section 7.04 Indemnification; Remedies.

         (a) GreenPoint shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article VII by or on behalf of GreenPoint, or provided under this Article VII by or on behalf of any Third-Party Originator (collectively, the "Seller

         Information"), or (B) the omission or alleged omission to state in Seller Information a material fact required to be stated in Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether Seller Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any failure by GreenPoint or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article VII; or

                  (iii) any breach by GreenPoint of a representation or warranty set forth in Subsection 7.02(a) or in a writing furnished pursuant to Subsection 7.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by GreenPoint of a representation or warranty in a writing furnished pursuant to Subsection 7.02(b) to the extent made as of a date subsequent to such closing date.

         In the case of any failure of performance described in clause (a)(ii) of this Section, GreenPoint shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by GreenPoint or any Third-Party Originator.

         (b) (i) Any failure by GreenPoint or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 30, or any breach by GreenPoint of a representation or warranty set forth in Subsection 7.02(a) or in a writing furnished pursuant to Subsection 7.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by GreenPoint of a representation or warranty in a writing furnished pursuant to Subsection 7.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to GreenPoint under the Servicing Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of GreenPoint as servicer under the Servicing Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in the Servicing Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to GreenPoint; provided that to the extent that any provision of the Servicing Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of GreenPoint as servicer, such provision shall be given effect.

         (c) GreenPoint shall execute, deliver and satisfy all conditions set forth in an indemnity agreement substantially in the form of Exhibit F hereto.





                          (SIGNATURE PAGE TO FOLLOW)

         IN WITNESS WHEREOF, GreenPoint and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.



                                           GREENPOINT MORTGAGE FUNDING, INC.
                                                the Seller




                                           By:
                                              ----------------------------------
                                               Name:
                                               Title:



                                           GOLDMAN SACHS MORTGAGE COMPANY,
                                                the Purchaser



                                           By:  Goldman Sachs Real Estate
                                                Funding Corp., General Partner




                                           By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                   EXHIBIT A


                             COLLATERAL DOCUMENTS

1. Mortgage Note: The original executed Mortgage Note endorsed, "Pay to the order of ______________, without recourse", or as otherwise directed by the Purchaser, and signed in the name of the Seller by an officer of the Seller, or a lost note affidavit with a copy of the original mortgage note attached; the Mortgage Note shall include all intervening original endorsements showing a complete chain of title from the originator to the Seller;

2. Assignment of Mortgage: Unless the Mortgage Loan is a MERS Mortgage Loan, the original Assignment of Mortgage in blank.

3. Guarantee: Personal endorsement and/or guaranty agreements for all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc.).

4. Mortgage: The original executed Mortgage, or a certified copy thereof, in either case with evidence of recording noted thereon; the standard Fannie Mae/Freddie Mac Condominium Rider or PUD Rider must be attached to the mortgage if the mortgaged property is a condominium or is located in a PUD.

5. Modifications: Originals of all modification agreements, or certified copies thereof, in either case with evidence of recording noted thereon if recordation is required to maintain the lien of the Mortgage or is otherwise required, or, if recordation is not so required, an original or copy of any such modification agreement.

6. Intervening Assignments: Originals of any intervening assignments of the mortgage necessary to show a complete chain of title from the original mortgagee to the Seller, or certified copies thereof, in either case with evidence of recording noted thereon; provided, that such intervening assignments may be in the form of blanket assignments, a copy of which, with evidence of recording noted thereon, shall be acceptable.

7. Cooperative Loans: With respect to each Cooperative Loan: (i) an original copy of the Cooperative Lease naming the Mortgagor, as tenant, or an original copy of the assignment of the Cooperative Lease to Mortgagor together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the original tenant to Mortgagor and an original undated assignment, in blank, of the Cooperative Lease executed by Mortgagor; (ii) the original stock certificate in the name of the Mortgagor together with an undated original stock power relating to such stock certificate executed in blank by the Mortgagor; (iii) a fully executed original recognition agreement in substantially the same form as a standard "AZTECH" form and the original assignment thereof from GreenPoint to the Purchaser together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the originator of the Mortgage Loan to the Purchaser; (iv) copies of the UCC-1 financing statement naming the originator of the Cooperative Loan, as secured party, with evidence of recording thereon and, if applicable, the executed UCC-3 financing statements

         (Assignment) or other appropriate UCC financing statements required by applicable state law evidencing a complete and unbroken chain of title from the originator of the Cooperative Loan to GreenPoint, with evidence of recording thereon, (v) an executed UCC-3 financing statement (Assignment), or other appropriate UCC financing statement required by applicable state law, evidencing the assignment by GreenPoint to the Purchaser of its interest in the Cooperative Loan, with evidence of recording thereon and (vi) a consent from the cooperative corporation in connection with the Mortgagor's acquisition of the coop apartment.

8. Power of Attorney: To the extent applicable, (x) an original power of attorney, or a certified copy thereof, in either case with evidence of recordation thereon if necessary to maintain the lien on the Mortgage or if the document to which such power of attorney relates is required to be recorded, or, if recordation is not so required, an original or copy of such power of attorney, and (y) an original or copy of any surety agreement or guaranty agreement.

9. Security Agreement: Security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any;

10. Title Insurance: The original or copy of a policy of title insurance, a certificate of title, or attorney's opinion of title (accompanied by an abstract of title), as the case may be, with respect to each Mortgage Loan.

11. Assumptions: for each Mortgage Loan with respect to which the borrower's name as it appears on the note does not match the borrower's name on the Mortgage Loan Schedule, one of the following:
         (i) the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement; or (ii) a copy of a marriage certificate, court order, decree or other document evidencing that the two different names refer to the same person.

                                   EXHIBIT B


                         FORM OF PURCHASE CONFIRMATION


                            [GREENPOINT LETTERHEAD]


                                                                        [DATE]


Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attn:  Howard Altarescu

         Re:      Purchase Confirmation ($x.xmm) (Deal No. xxxx-xxx)

Ladies and Gentlemen:

This purchase confirmation (the "Purchase Confirmation") between GreenPoint Mortgage Funding, Inc.,

         ("GreenPoint") and Goldman Sachs Mortgage Company ("Purchaser") sets forth our agreement pursuant to which Purchaser is purchasing, and GreenPoint is selling, on a servicing-retained basis, those certain mortgage loans identified in Exhibit A hereto and more particularly described herein (the "Mortgage Loans").

         The purchase, sale and servicing of the Mortgage Loans as contemplated herein shall be governed by that certain Master Mortgage Loan Purchase Agreement dated as of April 1, 2004, between GreenPoint and Purchaser (as amended herein and otherwise, the "Agreement"). By executing this Purchase Confirmation, each of GreenPoint and Purchaser again makes, with respect to itself and each Mortgage Loan, as applicable, all of the covenants, representations and warranties made by each such party in the Agreement, except as the same may be amended by this Purchase Confirmation.

         All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Agreement and this Purchase Confirmation, the latter shall be controlling notwithstanding anything contained in the Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         1. Assignment and Conveyance of Mortgage Loans. Upon Purchaser's payment of the Purchase Proceeds in accordance with Section 2.08 of the Agreement, GreenPoint shall sell, transfer, assign and convey to Purchaser, without recourse, but subject to the terms of the Purchase Confirmation and the Agreement, all of the right, title and interest of GreenPoint in and to the Mortgage Loans, excluding the servicing rights relating thereto. Each Mortgage Loan shall be serviced by GreenPoint pursuant to the terms of the Agreement.

         2. Defined Terms. As used in the Agreement, the following defined terms shall have meanings set forth below with respect to the related Mortgage Loan Package.

                  a. Closing Date: [DATE].

                  b. Cut-off Date: [DATE].

                  c. Cut-off Date Balance:

                  d. [Index: On each Interest Adjustment Date, the applicable index rate shall be a rate per annum equal to [the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15] [the average of interbank offered rates for six-month U.S. dollar denominated deposits in the London market (LIBOR), as published [in the Wall Street Journal] [by Fannie Mae] [the 11th District Cost of Funds as made available by the Federal Home Loan Bank] [the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15 or a similar publication.]]

                  e. Missing Credit Documents: As set forth in Exhibit [C] hereto.

Notwithstanding anything contained in Section 2.04 of the Agreement to the contrary, GreenPoint's obligation to repurchase from the Purchaser the Mortgage Loan related to a Missing Credit Document shall occur only in the event of a default by a Mortgagor or any material impairment of the Mortgaged Property directly arising a breach of GreenPoint's obligation to deliver the Missing Credit Document within the time specified in Section 2.04 of the Agreement.

                  f. Pending Mortgage Loans: As set forth in Exhibit [C] hereto.]

                  g. Purchase Proceeds: With respect to [the Mortgage Loans] [each Mortgage Loan], and as set forth in Exhibit [A] and Exhibit [B] hereto, the sum of (a) the product of (i) the Cut-off Date Balance of [such Mortgage Loan] [such Mortgage Loans], and (ii) the purchase price percentage set forth in Exhibit [A] hereto for such [Mortgage Loan] [Mortgage Loans], and (b) accrued interest from the Cut-off Date through the day prior to the Closing Date, inclusive.

                  h. Servicing Fee Rate: [0.25%] [0.375%] [With respect to the period prior to the initial Interest Adjustment Date, [0.25]% and, thereafter, [0.375]%].

         3. Description of Mortgage Loans. Each Mortgage Loan complies with the specifications set forth below in all material respects.

                  a. Loan Type: Each Mortgage Loan is a [Adjustable Rate] [Balloon] [Fixed Rate] Mortgage Loan.

                  b. Lien Position: Each Mortgage Loan is secured by a perfected first lien Mortgage.

                  c. Underwriting Criteria: Each Mortgage Loan [was underwritten generally in accordance with GreenPoint's credit underwriting guidelines in effect at the time such Mortgage Loan was originated] [conforms to the Fannie Mae or Freddie Mac mortgage eligibility criteria (as such criteria applies to GreenPoint) and is eligible for sale to, and securitization by, Fannie Mae or Freddie Mac] [at the time of origination was underwritten to guidelines which are consistent with an institutional investor-quality mortgage loan].

         Kindly acknowledge your agreement to the terms of this Purchase Confirmation by signing in the appropriate space below and returning this Purchase Confirmation to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.


Sincerely,                                  Agreed to and Accepted by:

GREENPOINT MORTGAGE FUNDING, INC.,          GOLDMAN SACHS MORTGAGE COMPANY





By:                                         By:
   --------------------------------            -----------------------------
       Name:                                       Name:
       Title:                                      Title:

                                   EXHIBIT A

                                      to

                             PURCHASE CONFIRMATION

                            MORTGAGE LOAN SCHEDULE

                                  (attached)













                                     B-A-1

                                   EXHIBIT B

                                      to

                             PURCHASE CONFIRMATION

                       CALCULATION OF PURCHASE PROCEEDS

                                  (attached)













                                     B-B-1

                                   EXHIBIT C

                                      to

                             PURCHASE CONFIRMATION

                           MISSING CREDIT DOCUMENTS



--------------------------------------------------------------------------------

        LOAN COUNT             LOAN NUMBER                    DOCUMENT
--------------------------------------------------------------------------------
        1.
--------------------------------------------------------------------------------
        2.
--------------------------------------------------------------------------------
        3.
--------------------------------------------------------------------------------
        4.
--------------------------------------------------------------------------------
        5.
--------------------------------------------------------------------------------




                                     B-C-1

                                   EXHIBIT D

                                      to

                             PURCHASE CONFIRMATION

                            PENDING MORTGAGE LOANS




--------------------------------------------------------------------------------

        LOAN COUNT             LOAN NUMBER                    DOCUMENT
--------------------------------------------------------------------------------
        1.
--------------------------------------------------------------------------------
        2.
--------------------------------------------------------------------------------
        3.
--------------------------------------------------------------------------------
        4.
--------------------------------------------------------------------------------
        5.
--------------------------------------------------------------------------------




                                     B-D-1

                                   EXHIBIT C

                                  [RESERVED]













                                  Exhibit C-1

                                   EXHIBIT D

                          FORM OF TRADE CONFIRMATION

                            [GREENPOINT LETTERHEAD]


                                                                        [DATE]


Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attn:  Howard Altarescu

Re: Sale of $[AMOUNT] Million of Mortgage Loans to Goldman Sachs Mortgage Company (Deal No. yrmm-xxx)

Ladies and Gentlemen:

         This Trade Confirmation confirms the agreement between Goldman Sachs Mortgage Company ("Purchaser") and GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to which Purchaser has agreed to purchase, and GreenPoint has agreed to sell, those certain mortgage loans [identified] [summarized] in Exhibit A hereto (the "Mortgage Loans"), subject to the terms set forth herein.


Closing Date:                          _________ __, [year] [, provided,
                                       however, that the parties shall use
                                       their best efforts to consummate the
                                       transaction prior to [DATE].

Commitment Amount:                     $______________.

Purchase Price:                        $______________.

Percentage:                            ____%, subject to adjustment as set
                                       forth in Exhibit A. [Loan-level pricing
                                       as set forth in Exhibit A.]

Product: [Jumbo] ["A"] ["A-"] ["Alt A"] [Sub-prime] [Conforming] [fixed] [(x/1) Index adjustable] rate mortgage loans]. (undefined terms should not be capitalized)

Underwriting Criteria:
---------------------

Servicing Rights:                      RETAINED: Retained by GreenPoint and
                                       serviced on a [scheduled/scheduled]
                                       [actual/actual] [scheduled][actual]
                                       basis for the servicing fee rate [equal
                                       to FEE% per annum][set forth in Exhibit
                                       A [for each Mortgage Loan]]. [ With
                                       respect to the period prior to the
                                       initial Interest Adjustment Date, 0.25%
                                       and, thereafter, 0.375%].

Prepayment Penalties:                  [GreenPoint] [Purchaser] shall be
                                       entitled to any penalties
                                       resulting from the prepayment of any
                                       Mortgage Loans by the related
                                       mortgagor(s).

Documentation:                         [Assignment of a [type of agreement]]
                                       [Industry standard purchase and
                                       servicing agreement.]

Conditions:                            [Review of Mortgage Loans by Purchaser
                                       to confirm conformance with this Trade
                                       Confirmation. GreenPoint may, at its
                                       option, elect to substitute comparable
                                       mortgage loans for any Mortgage Loans
                                       rejected by Purchaser pursuant to the
                                       preceding sentence.]

                                       [GreenPoint's sale of the Mortgage
                                       Loans is expressly subject to (a) the
                                       review of the Mortgage Loans by
                                       Purchaser to confirm conformance with
                                       the Trade Confirmation, and (b)
                                       purchase of the Mortgage Loans by
                                       GreenPoint on or before the Closing
                                       Date from the current owner of the
                                       Mortgage Loans (the "Current Owner").
                                       If either of the foregoing conditions
                                       are not satisfied, GreenPoint shall
                                       have no liability to Purchaser.]

Non-Circumvent:                        GreenPoint and Purchaser understand and
                                       agree that GreenPoint may introduce the
                                       owner of the Mortgage Loans to
                                       Purchaser, that the Current Owner is a
                                       customer of GreenPoint and that such
                                       relationship of GreenPoint is
                                       confidential. Purchaser agrees, with
                                       respect to the Current Owner, Purchaser
                                       will not, for the purpose of purchasing
                                       other mortgage loans [for a period of
                                       one year from the Closing Date],
                                       communicate with or purchase such other
                                       mortgage loans from the Current Owner
                                       unless the Current Owner has had
                                       previous business dealings (other than
                                       any transactions involving GreenPoint)
                                       with the Current Owner in a similar
                                       context.

         Please acknowledge your agreement to the terms and conditions of this Trade Confirmation by signing in the appropriate space below and returning a copy of the same to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.




Sincerely,                                 Agreed to and Accepted by:

GREENPOINT MORTGAGE FUNDING, INC.          GOLDMAN SACHS MORTGAGE COMPANY


                                           By:
                                              -------------------------------
                                              Name:
                                              Title:
By:
   -------------------------------------
       Name: [_______]
       Title: [Executive Vice President]

                                   EXHIBIT A


                MORTGAGE LOAN SCHEDULE AND PRICING INFORMATION









                                     D-A-1

                                   EXHIBIT B


                            UNDERWRITING GUIDELINES
















                                     D-B-1

                                   EXHIBIT E


                        CONTENTS OF EACH MORTGAGE FILE

         (a) Copies of the Mortgage Loan Documents.

         (b) Residential loan application..

         (c) Mortgage Loan closing statement.

         (d) Verification of employment and income, if required.

         (e) Verification of acceptable evidence of source and amount of down payment.

         (f) Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

         (g) Residential appraisal report.

         (h) Photograph of the Mortgaged Property.

         (i) Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

         (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

         (k) Copies of all required disclosure statements.

         (l) If applicable, termite report, structural engineer's report, water potability and septic certification.

         (m) Sales Contract, if applicable.

         (n) The PMI Policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

         (o) Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

         (p) Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         (q) Amortization schedule, if available.

                                   EXHIBIT F

                                INDEMNIFICATION
                                      AND
                            CONTRIBUTION AGREEMENT


         THIS INDEMNIFICATION AND CONTRIBUTION AGREEMENT, dated November 1, 2005 ("Agreement"), is among [________], a [___] (the "Depositor"), [__], a
[______] ("[__]"), and GreenPoint Mortgage Funding, Inc., a [____]
("GreenPoint").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, GreenPoint, the Depositor and GSMC are parties to the Assignment Assumption and Recognition Agreement dated as of [date] (the "Assignment Agreement");

         WHEREAS, [___] will sell certain Mortgage Loans serviced by GreenPoint to the Depositor pursuant to the Assignment Agreement;

         WHEREAS, GreenPoint stands to continue to receive substantial financial benefits in its capacity as servicer under the Servicing Agreement and [___] stands to receive substantial benefits in its capacity as assignor under the Assignment Agreement;

         WHEREAS, as an inducement to the Depositor to enter into the Assignment Agreement, to GreenPoint to enter into the Assignment Agreement, to the Underwriter to enter into the Underwriting Agreement, and to the Initial Purchaser to enter into the Purchase Agreement, the parties hereto wish to provide for indemnification and contribution on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE VIII

                                  DEFINITIONS

         Section 8.01 Certain Defined Terms. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         Agreement: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Free Writing Prospectus: Any written communication that constitutes a "free writing prospectus," as defined in Rule 405 under the 1933 Act.

         Goldman Information: All information in the Prospectus Supplement or any Free Writing Prospectus other than the GreenPoint Information.

         GreenPoint Information: (A) All information in the Prospectus Supplement or any Free Writing Prospectus or any amendment or supplement thereto (i) contained under the headings "Transaction Overview--Parties--The Responsible Parties," (only in so far as it relates to GreenPoint), "Transaction Overview--Parties--The Servicers" (only in so far as it relates to GreenPoint), "The Mortgage Loan Pool--GreenPoint Underwriting Guidelines" and "The Servicers--GreenPoint Mortgage Funding, Inc." that relates to GreenPoint and (ii) regarding the related GreenPoint Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties, and (B) and static pool information regarding mortgage loans originated or acquired by the Seller and included in the Prospectus Supplement, the Offering Circular or the Free Writing Prospectus.

         Initial Purchaser: Goldman, Sachs & Co., a New York limited partnership, and its successors and assigns.

         Offering Circular: The offering circular, dated [__], relating to the offering of the Privately Offered Certificates.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Privately Offered Certificates: [__] issued pursuant to the Trust Agreement.

         Prospectus Supplement: The prospectus supplement, dated [__], relating to the public offering of the Publicly Offered Certificates.

         Publicly Offered Certificates: [__] issued pursuant to the Trust Agreement.

         Purchase Agreement: The Purchase Agreement, dated as of [__], between the Depositor and the Initial Purchaser, relating to the Privately Offered Certificates.

         Securities Act: The Securities Act of 1933, as amended.

         Servicing Agreement: The Amended and Restated Servicing Agreement, November 1, 2005.

         Trust Agreement: The Trust Agreement, dated as of [__], between the Depositor and Deutsche Bank National Trust Company, as trustee.

         Underwriter: [___]

         Underwriting Agreement: The Underwriting Agreement, dated as of [____],between the Depositor and the Underwriter, relating to the Publicly Offered Certificates.

         Section 8.02 Other Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Trust Agreement.

                                  ARTICLE IX

                        REPRESENTATIONS AND WARRANTIES

         Section 9.01 Each party hereto represents and warrants that:

         (a) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

         (b) this Agreement has been duly authorized, executed and delivered by such party; and

         (c) assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party.

                                  ARTICLE X

                                INDEMNIFICATION

         Section 10.01 Indemnification by GreenPoint. (a) GreenPoint shall indemnify and hold harmless the Depositor, GSMC, the Underwriter and the Initial Purchaser, their respective affiliates and their respective directors, officers, partners and each Person, if any, that controls the Depositor, GSMC, the Underwriter and the Initial Purchaser, or such affiliate, within the meaning of either the Securities Act or the Exchange Act (each, a "Goldman Sachs Indemnified Party"), against any and all losses, claims, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses to which the Goldman Sachs Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures, fees, costs, judgments or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, any Free Writing Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the GreenPoint Information and GreenPoint shall in each case reimburse the Goldman Sachs Indemnified Party for any legal or other expenses reasonably incurred by the Goldman Sachs Indemnified Party, in connection with investigating or defending any such loss, claim, damage, liability, penalty, fine, forfeiture, or action. GreenPoint's liability under this Section 3.1 shall be in addition to any other liability that GreenPoint may otherwise have.

         (b) GSMC shall indemnify and hold harmless GreenPoint, its affiliates and its respective directors, officers and each Person, if any, that controls GreenPoint or such affiliate within the meaning of either the Securities Act or the Exchange Act (each a "GreenPoint Indemnified Party"), against any and all losses, claims, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other cost, fees and expenses to which the GreenPoint Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures, fees, costs, judgments or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, any Free Writing Prospectus or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Goldman Information in the Prospectus Supplement, and GSMC shall in each case reimburse the GreenPoint Indemnified Party for any legal or other expenses reasonably incurred by GreenPoint Indemnified Party, in connection with investigating or defending any such loss, claim, damage, liability, penalty, fine, forfeiture or action. GSMC's liability under this Section 3.1 shall be in addition to any other liability that GSMC may otherwise have; provided, however, that GSMC shall not be obligated to indemnify the GreenPoint Indemnified Party for anything as to which GreenPoint is obligated to indemnify GSMC or the Depositor pursuant to the Servicing Agreement.

         (c) If the indemnification provided for in this Section 3.1 shall for any reason be unavailable to an indemnified party under this Section 3.1, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other, shall contribute to the aggregate losses, liabilities, claims, damages, penalties, fines, forfeitures, costs, fees, judgments and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative fault of the Depositor, GSMC, the Underwriter and the Initial Purchaser, on one hand, and GreenPoint, on the other hand, in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.1, each director, officer, partner and controlling Person of the Depositor, GSMC, the Underwriter and the Initial Purchaser shall have the same rights to contribution as such party.

         Section 10.02 Notification; Procedural Matters. Promptly after receipt by any indemnified party under Section 3.1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under Section 3.1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 3.1 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under Section 3.1. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party elects to assume the defense thereof, it may participate with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which shall not be unreasonably withheld. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel representing the Goldman Sachs Indemnified Parties (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                                  ARTICLE XI

                                    GENERAL

         Section 11.01 Survival. This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Publicly Offered Certificates and Privately Offered Certificates.

         Section 11.02 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Underwriter, the Initial Purchaser, their affiliates and their respective successors and assigns and the officers, directors, partners and controlling

Persons referred to in Article III hereof and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

         Section 11.03 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

         Section 11.04 Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         Section 11.05 Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, GSMC or the Underwriter, GS Mortgage Securities Corp., Goldman Sachs Mortgage Company or Goldman, Sachs & Co., respectively, 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething, and (b) in the case of GreenPoint, GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, California 94945,
Attention: Susan Davia; or, in each case, to such other address as to which the applicable party has notified the other parties in writing pursuant to this Section.

         Section 11.06 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         Section 11.07 Submission to Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:

         (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

         (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

         (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED; AND

         (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.


                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.



                                           GS MORTGAGE SECURITIES CORP.



                                           By:  _______________________________
                                                Name:
                                                Title:


                                           GOLDMAN SACHS MORTGAGE COMPANY,
                                                a New York limited partnership


                                           By:  GOLDMAN SACHS REAL ESTATE
                                                FUNDING CORP., a New York
                                                corporation, as general partner


                                           By:  _______________________________
                                                Name:
                                                Title:


                                           GREENPOINT MORTGAGE FUNDING, INC.


                                           By:  _______________________________
                                                Name:
                                                Title: